UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

The Cannabist Company Holdings Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

THE CANNABIST COMPANY HOLDINGS INC.

October 17, 2023

Dear shareholders of The Cannabist Company Holdings Inc.:

On behalf of the directors and management team of The Cannabist Company Holdings Inc. (the “Company”), we are pleased to invite you to attend the Company’s annual general meeting of the shareholders (the “Meeting”), to be held at 10:00 a.m. (Toronto time) on November 8, 2023. The Meeting will be held in a virtual only format, which will be conducted via live audio webcast.

At the Meeting, the holders of common shares and proportionate voting shares of the Company (the “Shareholders”) will be asked to receive the audited annual financial statements of the Company for the year ended December 31, 2022, together with the report of the auditor thereon. Shareholders will also be asked to consider and vote upon the following proposals at the Meeting:

1.	to elect directors of the Company (the “Directors”) for the ensuing year;

2.	to re-appoint Davidson & Company LLP as the auditors of the Company and authorize the Directors to fix the remuneration of the auditors; and

3.	to consider and, if deemed advisable, pass an ordinary resolution approving certain amendments to the Company’s Amended and Restated Omnibus Long-Term Incentive Plan.

As a valued Shareholder, your views and involvement in the Company are important to us. At the Meeting, you will have the opportunity to vote on, and ask questions relating to, the Meeting matters.

Your vote matters. You may exercise it by completing the proxy form or voting instruction form or by virtually attending the Meeting. The accompanying proxy statement and management information circular describes the business to be conducted at the Meeting, important additional information and detailed instructions on voting and participation at the Meeting, and the Company’s governance practices.

Thank you for your investment and we look forward to connecting with you at the Meeting.

Sincerely,

(Signed) “Nicholas Vita”

Nicholas Vita

Chief Executive Officer and Director

THE CANNABIST COMPANY HOLDINGS INC.

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 8, 2023

TO THE SHAREHOLDERS OF THE CANNABIST COMPANY HOLDINGS INC.

NOTICE IS HEREBY GIVEN that an annual general meeting (the “Meeting”) of the holders (“Shareholders”) of common shares (“Common Shares”) and proportionate voting shares (“Proportionate Voting Shares”, and together with the Common Shares, “Shares”) of The Cannabist Company Holdings Inc. (the “Company”) will be held at 10:00 a.m. (Toronto time) on November 8, 2023 virtually via live audio webcast online at https://web.lumiagm.com/#/236281834 for the following purposes:

1.	to receive the audited annual financial statements of the Company for the year ended December 31, 2022, together with the report of the auditor thereon;

2.

to elect directors of the Company for the ensuing year (“Proposal 1”). For more information, see “Business to be Transacted at the Meeting - Election of Directors” in the Company’s proxy statement and management information circular dated October 17, 2023 (the “Information Circular”);

3.

to appoint the auditor of the Company for the ensuing year and to authorize the directors of the Company to fix the remuneration of the auditor (“Proposal 2”). For more information, see “Business to be Transacted at the Meeting - Appointment of Auditors” in the Information Circular;

4.

to consider and, if deemed advisable, pass an ordinary resolution (“Proposal 3”), the full text of which is attached as Schedule “B” to the Information Circular, approving certain amendments to the Company’s Amended and Restated Omnibus Long-Term Incentive Plan (the “Omnibus Plan”). For more information, see “Business to be Transacted at the Meeting – Amendments to Omnibus Plan” in the Information Circular; and

5.	to transact such other business as may properly be brought before the Meeting or any adjournment thereof.

Shareholders should refer to the Information Circular for more detailed information with respect to the matters to be considered at the Meeting. The Information Circular and other Meeting materials also contain important information with respect to voting your Shares and attending and participating at the Meeting.

The Meeting will be held in a virtual only format, which will be conducted via live audio webcast. Shareholders, regardless of geographic location and equity ownership, will have an opportunity to participate at the Meeting and engage with Company leadership as well as other Shareholders. Shareholders will not be able to attend the Meeting in person.

Registered Shareholders and duly appointed proxyholders will be able to attend, participate and vote at the Meeting online at https://web.lumiagm.com/#/236281834. Shareholders who hold their Shares through a broker, investment dealer, bank, trust company, custodian, nominee or other intermediary (“Beneficial Shareholders”) who have not duly appointed themselves as proxyholder will be able to attend as a guest and view the webcast but will not be able to participate or vote at the Meeting.

If you are a Registered Shareholder and are unable to virtually attend the Meeting, please exercise your right to vote by dating, signing and returning the accompanying form of proxy to Odyssey Trust Company (“Odyssey”), the transfer agent of the Company. To be valid, completed proxy forms must be dated, completed, signed and deposited with Odyssey by mail to: Odyssey Trust Company, Attention: Proxy Department, 67 Yonge Street, Suite 702, Toronto, Ontario M5E 1J8. You may also vote through the internet by going to https://login.odysseytrust.com/pxlogin and click on VOTE and enter the 12 digit control number found on the form of proxy. Your proxy or voting instructions must be received in each case no later than 11:00 a.m. (Toronto time) on November 6, 2023 or two business days preceding the date of any adjournment or postponement. If you are unable to attend the Meeting, we encourage you to complete the enclosed form of proxy as soon as possible. If a Shareholder received more than one form of proxy because such holder owns Shares registered in different names or addresses, each form of proxy should be completed and returned. The Chairman of the Meeting shall have the discretion to waive or extend the proxy deadline without notice.

A Shareholder who wishes to appoint a person other than the management nominees identified on the form of proxy or voting instruction form, to represent him, her or it at the Meeting may do so by inserting such person’s name in the blank space provided in the form of proxy or voting instruction form and following the instructions for submitting such form of proxy or voting instruction form. This must be completed prior to registering such proxyholder, which is an additional step to be completed once you have submitted your form of proxy or voting instruction form. If you wish that a person other than the management nominees identified on the form of proxy or voting instruction form attend and participate at the Meeting as your proxy and vote your Shares, including if you are a Beneficial Shareholder and wish to appoint yourself as proxyholder to attend, participate and vote at the Meeting, you MUST register such proxyholder after having submitted your form of proxy or voting instruction form identifying such proxyholder. Failure to register the proxyholder will result in the proxyholder not receiving a Username to participate in the Meeting. Without a Username, proxyholders will not be able to attend, participate or vote at the Meeting. To register a proxyholder, shareholders MUST send an email to appointee@odysseytrust.com and provide Odyssey with their proxyholder’s contact information, amount of Shares appointed, name in which the Shares are registered if they are a registered Shareholder, or name of broker where the Shares are held if a Beneficial Shareholder, so that Odyssey may provide the proxyholder with a Username via email.

If you are a Beneficial Shareholder and receive these materials through your broker or through another intermediary, please complete and return the form of proxy in accordance with the instructions provided to you by your broker or by the other intermediary.

The board of directors of the Company has fixed September 21, 2023 as the record date for notice and for voting at the Meeting. Shareholders of record at the close of business on September 21, 2023 are entitled to notice of the Meeting and to vote at the Meeting or at any adjournment(s) or postponement(s) thereof on the basis of one vote for each Common Share held and 100 votes for each Proportionate Voting Share held, except to the extent that: (i) a registered Shareholder has transferred the ownership of any Shares subsequent to September 21, 2023, and (ii) the transferee of those Shares produces properly endorsed share certificates, or otherwise establishes that he, she or it owns the Shares and demands, not later than 10 days before the Meeting, that his, her or its name be included on the list of persons entitled to vote at the Meeting, in which case, the transferee shall be entitled to vote such Shares at the Meeting. The transfer books will not be closed.

BY ORDER OF THE BOARD OF DIRECTORS

(Signed) “Nicholas Vita”

Nicholas Vita
Chief Executive Officer and Director
October 17, 2023

THE CANNABIST COMPANY HOLDINGS INC. INFORMATION CIRCULAR

FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 8, 2023

PURPOSE OF SOLICITATION

This proxy statement and information circular (“Information Circular”) is furnished in connection with the solicitation of proxies by the management of The Cannabist Company Holdings Inc. (the “Company”) for use at the annual general (the “Meeting”) of the holders (“Shareholders”) of common shares (“Common Shares”) and proportionate voting shares (“Proportionate Voting Shares”, and together with the Common Shares, “Shares”) of the Company.

The Meeting will be held at 10:00 a.m. (Toronto time) on November 8, 2023 virtually via live audio webcast online at https://web.lumiagm.com/#/236281834 and at any adjournments or postponements thereof for the purposes set forth in the Notice of Annual Meeting of Shareholders (the “Notice of Meeting”) accompanying this Information Circular. Information contained herein is given as of October 17, 2023 unless otherwise specifically stated.

The Meeting will be held in a virtual only format, which will be conducted via live audio webcast. Shareholders, regardless of geographic location and equity ownership, will have an opportunity to participate at the Meeting and engage with Company leadership. Shareholders will not be able to attend the Meeting in person.

Solicitation of proxies will be primarily by mail but may also be by telephone, facsimile, email or in person by directors, officers and employees of the Company who will not be additionally compensated therefor. Arrangements have been made with brokers, nominees or other persons holding Shares in their names for others to send the Notice of Meeting, Information Circular and the form of proxy for the meeting, the annual financial statements of the Company for the financial year ended December 31, 2022 and the related management’s discussion and analysis, where applicable, and other meeting materials (collectively the “Meeting Materials”) to the beneficial owners of the Shares held of record by such parties. Brokers, nominees or other persons holding Shares in their names for others may be reimbursed for their reasonable charges and expenses in forwarding proxies and proxy material to the beneficial owners of such Shares. The costs of soliciting proxies will be borne by the Company.

APPOINTMENT AND REVOCATION OF PROXIES

The information in this section applies to Shareholders who hold their own Shares in their own name and have a share certificate or direct registration system (DRS) statement (a “Registered Shareholder”). As a Registered Shareholder, you are identified on the share register maintained by the Company’s register and transfer agent, Odyssey Trust Company (“Odyssey”), as being a Shareholder.

Enclosed herewith is a form of proxy for use at the Meeting. The persons named in the form of proxy are directors and/or officers of the Company. A Registered Shareholder submitting a proxy who wishes to appoint a person other than the management nominees identified on the form of proxy or voting instruction form, to represent him, her or it at the Meeting may do so by inserting such person’s name in the blank space provided in the form of proxy or voting instruction form and following the instructions for submitting such form of proxy or voting instruction form. This must be completed prior to registering such proxyholder, which is an additional step to be completed once you have submitted your form of proxy or voting instruction form. If you wish that a person other than the management nominees identified on the form of proxy or voting instruction form attend and participate at the Meeting as your proxy and vote your Shares, including if you are a Beneficial Shareholder and wish to appoint yourself as proxyholder to attend, participate and vote at the Meeting, you MUST register such proxyholder after having submitted your form of proxy or voting instruction form identifying such proxyholder. Failure to register the proxyholder will result in the proxyholder not receiving a Username to participate in the Meeting. Without a Username, proxyholders will not be able to attend, participate or vote at the Meeting. To register a proxyholder, shareholders MUST send an email to appointee@odysseytrust.com and provide Odyssey with their proxyholder’s contact information, amount of Shares appointed, name in which the Shares are registered if they are a registered Shareholder, or name of broker where the Shares are held if a Beneficial Shareholder, so that Odyssey may provide the proxyholder with a Username via email.

A Registered Shareholder who has given a proxy may revoke it prior to its use, in any manner permitted by law, including by an instrument in writing executed by the Registered Shareholder or by his, her or its attorney authorized in writing or, if the Registered Shareholder is a corporation, executed by a duly authorized officer or attorney thereof and deposited at the registered office of the Company at any time up to and including the last business day preceding the day of the Meeting, or any adjournment or postponement thereof, at which the proxy is to be used or with the chairman of the Meeting on the day of the Meeting or any adjournment or postponement thereof.

ADVICE TO BENEFICIAL HOLDERS OF COMMON SHARES AND PROPORTIONATE VOTING SHARES

The information set forth in this section is of significant importance to many Shareholders, as a substantial number of Shareholders do not hold Shares in their own name. Shareholders who do not hold their Shares in their own name (referred to in this Information Circular as “Beneficial Shareholders”) should note that only proxies deposited by Registered Shareholders can be recognized and acted upon at the Meeting. If Shares are listed in an account statement provided to a Shareholder by a broker, then in almost all cases those Shares will not be registered in the Shareholder’s name on the records of the Company. Such Shares will more likely be registered under the names of the Shareholder’s broker or an agent of that broker (an “Intermediary”). In Canada, the vast majority of such shares are registered under the name of CDS & Co. (the registration name for CDS Clearing and Depository Services Inc., which acts as nominee for many Canadian brokerage firms). Shares held by Intermediaries or their agents or nominees can only be voted upon the instructions of the Beneficial Shareholder. Without specific instructions, Intermediaries and their agents and nominees are prohibited from voting Shares for the Intermediary’s clients. Therefore, Beneficial Shareholders should contact their broker or other Intermediary as soon as practicable to ensure that instructions respecting the voting of their Shares are communicated to the appropriate person.

In accordance with the requirements of NI 54-101, the Company has distributed copies of the Meeting Materials to CDS & Co. and Intermediaries for onward distribution to Beneficial Shareholders as well as directly to NOBOs (as defined below).

Beneficial Shareholders fall into two categories - those who object to their identity being known to the issuers of the securities which they own (“OBOs”) and those who do not object to their identity being made known to the issuers of the securities which they own (“NOBOs”). Subject to the provisions of NI 54-101, issuers may request and obtain a list of their NOBOs from Intermediaries directly or via their transfer agent and may obtain and use the NOBO list for the distribution of proxy-related materials to such NOBOs. If you are a NOBO and the Company or its agent has sent the Meeting Materials directly to you, your name, address and information about your holdings of Shares have been obtained in accordance with applicable securities regulatory requirements from the Intermediary holding the Shares on your behalf.

The Company’s OBOs can expect to be contacted by their Intermediary. The Company does not intend to pay for Intermediaries to deliver the Meeting Materials to OBOs and it is the responsibility of such Intermediaries to ensure delivery of the Meeting Materials to their OBOs.

Applicable regulatory policy requires Intermediaries/brokers to seek voting instructions from Beneficial Shareholders in advance of shareholders’ meetings. Every Intermediary or broker has its own mailing procedures and provides its own return instructions, which should be carefully followed by Beneficial Shareholders in order to ensure that their Shares are voted at the Meeting. Often, the form of proxy supplied to a Beneficial Shareholder by its broker is identical to the form of proxy provided to Registered Shareholders; however, its purpose is limited to instructing the Registered Shareholder how to vote on behalf of the Beneficial Shareholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Financial Services, Inc. (“Broadridge”). Broadridge typically mails a scannable voting instruction form in lieu of the form of proxy. The Beneficial Shareholder is requested to complete and return the voting instruction form to them by mail or facsimile. Alternatively, the Beneficial Shareholder can call a toll-free telephone number or visit www.proxyvote.com to vote the Shares held by the Beneficial Shareholder. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of Shares to be represented at the Meeting. A Beneficial Shareholder receiving a voting instruction form cannot use that voting instruction form to vote Shares directly at the Meeting as the voting instruction form must be returned as directed by Broadridge well in advance of the Meeting in order to have the Shares voted.

Although a Beneficial Shareholder may not be recognized directly at the Meeting for the purposes of voting Shares registered in the name of his, her or its broker (or agent of the broker), a Beneficial Shareholder may attend at the Meeting as proxyholder for a Registered Shareholder and vote the Shares in that capacity. Beneficial Shareholders who wish to attend at the Meeting and indirectly vote their Shares as proxyholder for a Registered Shareholder should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker’s agent) in accordance with the instructions provided by such broker (or agent), well in advance of the Meeting.

VOTING OF PROXIES

If you are a Registered Shareholder and are unable to virtually attend the Meeting, please exercise your right to vote by dating, signing and returning the accompanying form of proxy to Odyssey, the transfer agent of the Company. To be valid, completed proxy forms must be dated, completed, signed and deposited with Odyssey by mail to: Odyssey Trust Company, Attention: Proxy Department, 67 Yonge Street, Suite 702, Toronto, Ontario M5E 1J8. You may also vote through the internet by going to https://login.odysseytrust.com/pxlogin and click on VOTE and enter the 12 digit control number found on the form of proxy. Your proxy or voting instructions must be received in each case no later than 11:00 a.m. Toronto time) on November 6, 2023 or two business days preceding the date of any adjournment or postponement. If you are unable to attend the Meeting, we encourage you to complete the enclosed form of proxy as soon as possible. If a Shareholder received more than one form of proxy because such holder owns Shares registered in different names or addresses, each form of proxy should be completed and returned. The Chairman of the Meeting shall have the discretion to waive or extend the proxy deadline without notice.

All Shares represented at the Meeting by properly executed proxies will be voted on any matter that may be called for and, where a choice with respect to any matter to be acted upon has been specified in the accompanying form of proxy, the Shares represented by the proxy will be voted in accordance with such instructions. In the absence of any such instructions, the persons whose names appear on the printed form of proxy will vote in favour of all the matters set out thereon.

The enclosed form of proxy confers discretionary authority upon the persons named therein. If any other business or amendments or variations to matters identified in the Notice of Meeting properly comes before the Meeting, then discretionary authority is conferred upon the person appointed in the proxy to vote in the manner they see fit, in accordance with their best judgment.

At the time of the printing of this Information Circular, the management of the Company knew of no such amendment, variation or other matter to come before the Meeting other than the matters referred to in the Notice of Meeting.

VOTING AT THE MEETING

Registered Shareholders may vote at the Meeting by completing a ballot online during the Meeting, as further described below. See “How to Attend and Participate in the Meeting”.

Beneficial Shareholders who have not duly appointed themselves as proxyholder will not be able to attend, participate or vote at the Meeting. This is because the Company and Odyssey do not have a record of the Beneficial Shareholders of the Company, and, as a result, will have no knowledge of your shareholdings or entitlement to vote, unless you appoint yourself as proxyholder. If you are a Beneficial Shareholder and wish to vote at the Meeting, you have to appoint yourself as proxyholder, by inserting your own name in the space provided on the voting instruction form sent to you and must follow all of the applicable instructions provided by your Intermediary. See “Appointment of a Third Party as a Proxy” and “How to Attend and Participate in the Meeting”.

Appointment of a Third Party as a Proxy

The following applies to Shareholders who wish to appoint a person (a “Third Party Proxyholder”) other than the management nominees set forth in the form of proxy or voting instruction form as proxyholder, including Beneficial Shareholders who wish to appoint themselves as proxyholder to attend, participate or vote at the Meeting.

Shareholders who wish to appoint a Third Party Proxyholder to attend, participate or vote at the Meeting as their proxy and vote their Shares MUST submit their proxy or voting instruction form (as applicable) appointing such Third Party Proxyholder AND register the Third Party Proxyholder, as described below. Registering your proxyholder is an additional step to be completed AFTER you have submitted your proxy or voting instruction form. Failure to register the proxyholder will result in the proxyholder not receiving a Username to attend, participate or vote at the Meeting.

Step 1 - Submit your proxy or voting instruction form - To appoint a Third Party Proxyholder, insert such person’s name in the blank space provided in the form of proxy or voting instruction form (if permitted) and follow the instructions for submitting such form of proxy or voting instruction form. This must be completed prior to registering such proxyholder, which is an additional step to be completed once you have submitted your form of proxy or voting instruction form. If you are a Beneficial Shareholder located in the United States, you must also provide Odyssey with a duly completed legal proxy if you wish to attend, participate or vote at the Meeting or, if permitted, appoint a third party as your proxyholder. See below under this section for additional details.

Step 2 - Register your proxyholder - To register a proxyholder, shareholders MUST send an email to https://login.odysseytrust.com/pxlogin by 11:00 a.m. (Toronto time) on November 6, 2023 and provide Odyssey with the required proxyholder contact information, amount of Shares appointed, name in which the Shares are registered if they are a Registered Shareholder, or name of broker where the shares are held if a Beneficial Shareholder, so that Odyssey may provide the proxyholder with a Username via email. Without a Username, proxyholders will not be able to attend, participate or vote at the Meeting.

If you are a Beneficial Shareholder and wish to attend, participate or vote at the Meeting, you have to insert your own name in the space provided on the voting instruction form sent to you by your Intermediary, follow all of the applicable instructions provided by your Intermediary AND register yourself as your proxyholder, as described above. By doing so, you are instructing your Intermediary to appoint you as proxyholder. It is important that you comply with the signature and return instructions provided by your Intermediary. Please also see further instructions below under the heading “How to Attend and Participate in the Meeting”.

Legal Proxy - U.S. Beneficial Shareholders

If you are a Beneficial Shareholder located in the United States and wish to attend, participate or vote at the Meeting or, if permitted, appoint a third party as your proxyholder, in addition to the steps described above and below under “How to Attend and Participate in the Meeting”, you must obtain a valid legal proxy from your Intermediary. Follow the instructions from your Intermediary included with the legal proxy form and the voting information form sent to you, or contact your Intermediary to request a legal proxy form or a legal proxy if you have not received one. After obtaining a valid legal proxy from your Intermediary, you must then submit such legal proxy to Odyssey. Requests for registration from Beneficial Shareholders located in the United States that wish to attend, participate or vote at the Meeting or, if permitted, appoint a third party as their proxyholder must be sent by e-mail to https://login.odysseytrust.com/pxlogin and received by 11:00 a.m. (Toronto time) on November 6, 2023.

HOW TO ATTEND AND PARTICIPATE IN THE MEETING

The Company is holding the Meeting in a virtual only format, which will be conducted via live audio webcast. Shareholders will not be able to attend the Meeting in person. In order to attend, participate or vote at the Meeting (including for voting and asking questions at the Meeting), Shareholders must have a valid Username. Guests are welcome to attend and view the webcast, but will be unable to participate or vote at the Meeting. To join as a guest please visit the Meeting online at https://web.lumiagm.com/#/236281834 and select “Join as a Guest” when prompted.

Registered Shareholders and duly appointed proxyholders will be able to attend, participate and vote at the Meeting online at https://web.lumiagm.com/#/236281834. Such persons may then enter the Meeting by clicking “I have a login” and entering a Username and Password before the start of the Meeting:

Registered Shareholders: The control number located on the form of proxy is the Username. The Password to the Meeting is “columbia2023” (case sensitive). If as a Registered Shareholder you are using your control number to login to the Meeting and you have previously voted, you do not need to vote again when the polls open. By voting at the meeting, you will revoke your previous voting instructions received prior to the voting deadline.

Duly appointed proxyholders: Odyssey will provide the proxyholder with a Username by e-mail after the voting deadline has passed. The Password to the Meeting is “columbia2023” (case sensitive). Only Registered Shareholders and duly appointed proxyholders will be entitled to attend, participate and vote at the Meeting. Beneficial Shareholders who have not duly appointed themselves as proxyholder will be able to attend the meeting as a guest but not be able to participate or vote at the Meeting. Shareholders who wish to appoint a Third Party Proxyholder to represent them at the Meeting, including Beneficial Shareholders who wish to appoint themselves as proxyholder to attend, participate or vote at the Meeting, MUST submit their duly completed proxy or voting instruction form AND register the proxyholder. See “Appointment of a Third Party as Proxy”.

If you attend the Meeting online, it is important that you are connected to the internet at all times during the Meeting in order to vote when balloting commences. It is your responsibility to ensure connectivity for the duration of the Meeting. You should allow ample time to check into the Meeting online and complete the related procedure.

BROKER NON-VOTES AND ABSTENTIONS

In the United States, brokers and other intermediaries holding shares in street name for their customers are generally required to vote the shares in the manner directed by their customers. If their customers do not give any direction, brokers may vote the securities at their discretion on routine matters, but not on non-routine matters. Other than the proposal for the ratification of the appointment of Davidson & Company LLP as our auditors for the fiscal year ended December 31, 2023, all of the other matters to be voted on at the Meeting are non-routine matters and brokers may not vote the securities held in street name for their customers in relation to these items of business without direction from their customers.

The absence of a vote on a non-routine matter is referred to as a broker non-vote. Any broker non-votes will have no impact in the election of directors or any other matter to be voted on at the Meeting.

VOTE REQUIRED

On Proposal 1, the election of directors, Shareholders may vote “FOR” one or more of the nominees or “WITHHOLD” their vote for one or more nominees. Director candidates should be elected by the vote of a majority of the shares represented in person or by proxy at the Meeting, pursuant to the Company’s Majority Voting Policy. See “Business to be Transacted at the Meeting - Majority Voting Policy.” Shareholders do not have the right to cumulate their vote for directors.

On Proposals 2 and 3, Shareholders may vote “FOR” or “AGAINST” such proposal or “ABSTAIN” from voting on such proposal. An “ABSTAIN” vote, which is available for Proposals 2 and 3, will have the effect of a vote “AGAINST” those proposals.

Unless a different majority is required by law or the constating documents of the Company, resolutions to be approved by holders of Shares require approval by a simple majority of the total number of votes of all Shares cast at the Meeting.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED ON

Except as disclosed in this Information Circular, management of the Company is not aware of any material interest of any director or executive officer or any associate or affiliate of any of the foregoing in any matter to be acted on at the Meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The board of directors of the Company (the “Board”) has fixed September 21, 2023 as the record date for notice and for voting at the Meeting (the “Record Date”). Shareholders at the close of business on the Record Date are entitled to receive notice of the Meeting and to vote at the Meeting at any adjournments or postponements thereof on the basis of one vote for each Common Share held and 100 votes for each Proportionate Voting Share held, except to the extent that: (i) a Registered Shareholder has transferred the ownership of any Shares subsequent to the Record Date; and (ii) the transferee of those Shares produces properly endorsed share certificates, or otherwise establishes that he, she or it owns the Shares and demands, not later than 10 days before the Meeting, that his, her or its name be included on the list of persons entitled to vote at the Meeting, in which case, the transferee shall be entitled to vote such Shares at the Meeting. The transfer books will not be closed. A quorum for the transaction of business at the Meeting is present if Shareholders who, together, hold not fewer than 25% of the votes attaching to the outstanding Shares of the Company entitled to vote at the Meeting are present or represented by proxy.

The authorized capital of the Company consists of (i) an unlimited number of Common Shares; (ii) an unlimited number of Proportionate Voting Shares; and (iii) an unlimited number of Preferred Shares, issuable in series, none of which are issued and outstanding. As of September 21, 2023, there were 418,915,272 Common Shares issued and outstanding and 99,556.61 Proportionate Voting Shares issued and outstanding. The Shareholders are entitled to one vote per Common Share and 100 votes per Proportionate Voting Share at all meetings of the Shareholders either personally or by proxy. The Shareholders are also entitled to dividends, if and when declared by the directors of the Company, and the distribution of the residual assets of the Company in the event of a liquidation, dissolution or winding up of the Company. Generally, the Common Shares and Proportionate Voting Shares have the same rights, are equal in all respects and are treated by the Company as if they were shares of one class only.

The number of votes represented by fractional Proportionate Voting Shares will be rounded down to the nearest whole number. Unless a different majority is required by law or the constating documents of the Company, resolutions to be approved by holders of Shares require approval by a simple majority of the total number of votes of all Shares cast at the Meeting.

To the knowledge of the directors and executive officers of the Company, as of the Record Date, no persons or companies beneficially owned, directly or indirectly, or exercised control or direction over, more than 10% of the issued and outstanding Shares.

As of September 21, 2023, the directors and executive officers of the Company, as a group, beneficially own, directly or indirectly, approximately 8.16% of the issued and outstanding Common Shares of the Company, assuming conversion of all Proportionate Voting Shares into Common Shares.

Pursuant to the Company’s Omnibus Long-Term Incentive Plan (the “Omnibus Plan”), as of September 21, 2023, the directors and executive officers of the Company, as a group, beneficially own, directly or indirectly: 2,184,991 performance share units (“PSUs”) and 30,947,320 restricted share units (“RSUs”) to obtain Common Shares issuable pursuant to the Company’s Omnibus Plan. If all such PSUs and RSUs were exercised, the directors and executive officers of the Company, as a group, would hold approximately 14.73% of the then issued and outstanding Common Shares (on a fully-diluted basis).

BUSINESS TO BE TRANSACTED AT THE MEETING

The following business will be transacted at the Meeting:

Receive the Financial Statements

The audited financial statements of the Company for the financial year ended December 31, 2022 and the report of the auditors thereon will be received at the Meeting. The audited financial statements of the Company and the report of the auditors are being provided to each Shareholder entitled to receive a copy of the Notice of Meeting and this Information Circular and who requested a copy of the audited financial statements and the report of the auditors thereon. The financial statements are also available on SEDAR+ at www.sedarplus.ca and EDGAR at www.sec.gov.

Election of Directors

The term of office for each director is from the date of the Meeting at which he or she is elected until the next following annual meeting or until his or her successor is elected or appointed. At the Meeting, a board of nine directors will be proposed for election. Management has been informed that each of the proposed nominees listed below is willing to serve as a director if elected.

The following table sets forth certain information regarding the nominees, their respective positions with the Company, principal occupations or employment during the last five years, the dates on which they became directors of the Company, all as of the Record Date.

Name and Residence	Age	Position held with the Company	Director Since	Principal Occupation for the Previous Five Years
Nicholas Vita Connecticut, United States	51	CEO and Director	April 26, 2019	Chief Executive Officer, The Cannabist Company Holdings Inc.

Michael Abbott(3) New York, United States	59	Chairman and Director	April 26, 2019	Former Executive Chairman, The Cannabist Company Holdings Inc.

Frank Savage(1)(2)(3) Connecticut, United States	85	Director	January 31, 2020	Managing Partner of Savage Holdings, LLC

James A.C. Kennedy(2)(3) Maryland, United States	70	Director	April 26, 2019	Director, United Airlines Holdings, Inc.; Former President and Chief Executive Officer of T. Rowe Price Group

Jonathan P. May(1)(2) New York, United States	57	Lead Director	April 26, 2019	Managing Director, Floresta Ventures, LLC; Former Lead Independent Director, INDUS Realty Trust, Inc.; Director, Bridgewater Chocolate, LLC

Name and Residence	Age	Position held with the Company	Director Since	Principal Occupation for the Previous Five Years
Jeff Clarke(1)(3) California, United States	62	Director	January 31, 2020	Interim CEO, Doxim, Inc.; Former Executive Chairman, Interim CEO, FTD LLC; Former CEO, Eastman Kodak Company

Alison Worthington(2) California, United States	58	Director	November 2, 2020	Principal, Worthington Growth Partners; Senior Vice President of Marketing, Lyra Health

Julie Hill(3) California, United States	77	Director	June 7, 2021	Member of Board of Trustees of Lord Abbett; Owner, The Hill Company

Rosemary Mazanet, Massachusetts, United States	67	Director	September 7, 2023	Chief Scientific Officer, The Cannabist Company Holdings Inc.

Notes:

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Nomination and Governance Committee.
(4)	See “Security Ownership of Certain Beneficial Owners and Management” for Shares beneficially owned directly or indirectly or over which control or direction is exercised for each director nominee.

On June 11, 2021, in connection with the Company’s acquisition of Green Leaf Medical LLC, the Company, Philip Goldberg, Kevin Goldberg, Nicholas Vita and Michael Abbott entered into a Nominating Rights and Voting Agreement (the “Voting Agreement”), pursuant to which, among other things, the parties agreed that: (i) Philip Goldberg and Kevin Goldberg are entitled to designate a nominee to serve as director of the Company, and (ii) Nicholas Vita and Michael Abbott agree to cause all of the Common Shares and/or Proportionate Voting Shares and/or any other voting securities of the Company beneficially owned, or over which control or direction is exercised, by Mr. Vita and Mr. Abbott, respectively, to be voted for such nominee. Philip Goldberg was previously nominated to serve as a director of the Company pursuant to the Voting Agreement. Philip Goldberg resigned as a director in June 2023, and a successor director nominee has not been designated pursuant to the Voting Agreement.

Biographies

The following are brief profiles of the directors and director nominees of the Company.

Nicholas Vita, Director and Chief Executive Officer

Nicholas Vita co-founded and has been the Company’s CEO since 2012. Mr. Vita has over 25 years of experience serving in corporate leadership roles, investing capital, structuring and funding public/private partnerships and providing strategic advisory services to Fortune 500 companies throughout the U.S., Europe, Asia and Latin America. Prior to the Company, Mr. Vita was a Partner and served as the Chairman of the Investment Committee at Apelles Investment Management, LLC, a private investment management company focused on the healthcare and privatized military infrastructure sectors. Before Apelles, Mr. Vita was a General Partner, member of the Investment Committee and the Portfolio Manager for the Healthcare Sector at ARX

Investment Management. Previously, he worked in the Investment Banking Division at Goldman Sachs & Co. Inc. as an Analyst, Associate and Vice President in the Healthcare Department where he focused on mergers, raid defense and corporate finance. He is a graduate of Columbia College, Columbia University.

Michael Abbott, Director and Chairman

Michael Abbott co-founded the Company in 2012. Mr. Abbott served as Executive Chairman of the Company from 2018 to 2023 and transitioned to the role of Chairman in 2023. Mr. Abbott joined Swiss Bank Corporation in 1990 as an Associate in Equity Capital Markets and was transferred to the Bank’s Chicago branch in 1993 to work with SBC O’Connor. In 1996, Mr. Abbott joined Goldman Sachs as a Vice President in the Convertible Trading and Sales Department and later led its Structured Product Trading and Origination Group. Mr. Abbott co-founded the foreign exchange trading hedge fund, Elysium Capital, in 2002. In 2006, he became Chief Executive Officer and head of the investment committee of Robeco Sage, a multibillion-dollar fund of hedge funds. He was also appointed Chief Investment Officer of the Cornell University endowment in 2010. In 2012, he became a Managing Director at the Raptor Group, a single family office based out of Boston and New York City. Mr. Abbott started his professional career in 1983 as a London police officer. Mr. Abbott has served as a director of Target Global Acquisition I Corp. (Nasdaq: TGAAU), a special purpose acquisition company, since 2021. He serves as a Director of Flo Health, a digital health company for women. Mr. Abbott matriculated at King’s College London’s School of Law, graduating in 1990 with a Bachelor of Laws degree. He served on the Advisory Counsel of King’s College London Business School and is Chairman of the Advisory Counsel for the King’s College Law School. Mr. Abbott was conferred a Fellowship of King’s College, London in December 2020.

Frank Savage, Director

Frank Savage serves as the Managing Partner of Savage Holdings, LLC, a global financial services company and has previously held senior positions at Citibank, Equitable Life Assurance Corp. (now AXA Inc.) and Alliance Capital Management International as its Chairman. He currently serves on the board of directors of Bloomberg L.P., and has served on the boards of a number of corporations and non-profit organizations, including Lockheed Martin, Inc. and Qualcomm Inc. Mr. Savage earned a Bachelor of Arts degree from Howard University, a Master of Arts degree from the Johns Hopkins Nitze School of Advanced International Studies, and was the recipient of an Honorary Doctorate of Humane Letters from Hofstra University and an honorary Doctor of Humanities degree from Howard University. He serves as Chair Emeritus of Howard University and Trustee Emeritus of The Johns Hopkins University.

James A.C. Kennedy, Director

In December 2015, James A.C. Kennedy resigned from his role as President and Chief Executive Officer of T. Rowe Price Group, a global investment management organization, serving institutions and individuals around the world and retired from T. Rowe Price in March 2016. Mr. Kennedy spent 38 years with T. Rowe Price, including nine years as CEO, during which time the firm’s assets more than doubled to $763 billion. Previously Mr. Kennedy served as an investment analyst, as Director of Research, and as Head of Equities at the firm. Mr. Kennedy also served on the Board of T. Rowe Price for 20 years. Prior to earning his MBA at Stanford University, Mr. Kennedy participated in the Financial Management training program at General Electric. Mr. Kennedy currently serves on the board of United Airlines Holdings, Inc.

Jonathan P. May, Lead Director

Jonathan May is currently Co-Founder and Managing Director of Floresta Ventures, LLC. Floresta invests, owns and operates restaurant and retail concepts. He is also a co-founder and managing director of Floresta Partners, LLC, a consulting firm focusing on growing multi-unit restaurant and retail concepts. Prior to forming Floresta,

Mr. May was Executive Director of Natural Capital Partners Holdings LLC. NCPH works with corporations to measure their environmental impact and deliver solutions for positive impact on carbon, renewable energy, water, biodiversity and communities. Previously Mr. May was a founder and Managing Director of Catalytic Capital LLC, a private equity firm focused on growing retail and consumer branded companies. Before co-founding Catalytic Capital, Mr. May was Senior Vice President of Corporate Development for Triarc Companies, Inc. where he was responsible for merger identification and execution, corporate finance, and strategic planning. Mr. May also served as Chief Executive Officer of Arby’s, Inc., where he managed the growth of 3,400 restaurants comprising $2.5 billion of global system-wide sales. Mr. May held a variety of strategic and operating roles at Arby’s before becoming CEO. Mr. May was the Lead Independent Director of INDUS Realty Trust, Inc., a publicly traded real estate company until it was sold in 2023. He is also a Director of Bridgewater Chocolate, LLC, a private chocolate manufacturer and retailer. Mr. May formerly was a board member of Sneaker Villa and Marketwatch.com.

Jeff Clarke, Director

Mr. Clarke currently serves as the interim chief executive officer of Doxim, Inc., a private company. Prior to this Mr. Clarke served as executive chairman and interim chief executive officer of FTD, LLC, a private company. Prior to this Mr. Clarke served as chief executive officer of Eastman Kodak Company (NYSE:KODK). Mr. Clarke has held numerous roles within the technology industry, including chief executive officer, chairman and executive chair positions at Travelport Limited, a private company. He has also served as chief operating officer of CA Software, executive vice president of Hewlett-Packard Company and chief financial officer of Compaq Computer. Mr. Clarke is a board member of Mondee, Inc, (NASDAQ:MOND), Co-Pilot IQ, a private company and Ellipsis Health, a private company. Mr. Clarke is a former director of the following publicly traded firms Autodesk, Compuware, Emerge Technology Acquisition Company, Red Hat and UTStarcom. He earned his MBA from Northeastern University and now serves as a Northeastern University Trustee.

Alison Worthington, Director

Alison Worthington is an innovative marketing leader with nearly three decades of experience transforming brands, product portfolios and P&Ls to deliver growth and ROI. Ms. Worthington held multiple senior level operating roles for The Coca-Cola Company, Starbucks and Microsoft as well as serving as the global Chief Marketing Officer for Method Home Products and a senior consultant at L.E.K. Consulting. She currently is Senior Vice President of Marketing at Lyra Health, which helps leading companies improve access to effective, high-quality mental health care for their employees and their families. Ms. Worthington previously led a marketing consulting practice, where she was engaged as an interim Chief Marketing Officer and on demand advisor to high growth tech, consumer, life science, retail and e-commerce companies looking to reposition and scale their brands and products with new customer experiences and channels. She leveraged her background in building experiential lifestyle brands through compelling communication, disruptive product innovation, digital transformation and omnichannel marketing to put businesses on a path of purposeful growth and competitive differentiation. She was fortunate to work with great companies like GoPro, Ancestry, Bragg Live Foods and multiple startups. Ms. Worthington earned an MBA from the Harvard Graduate School of Business Administration and an AB in Economics from Smith College.

Julie Hill, Director

Julie Hill has spent more than two decades serving on a range of private and public corporate boards of directors. Most recently, Ms. Hill was a member of the board of directors of Anthem, a Fortune 50 company and the largest U.S. health insurance company by member. She is currently a member of the board of trustees of Lord Abbett, a $225 billion New Jersey-based mutual fund management firm. She was also previously on the board of Lend Lease, based in Sydney, Australia, a $9 billion international construction, development, investment and management firm, publicly traded on the Australian exchange, and Holcim (U.S.), the U.S. operation of a Swiss company, as well as several other public corporate boards. Prior to her last 20 years serving on boards of directors, she founded and ran multiple companies, mostly in the real estate investment and development industry, and was a senior executive at numerous publicly traded companies, including Mobil Land, a division of Mobil Oil, and UK-based Costain Group. Ms. Hill is currently Chair of the Board of Trustees of the University of California at Irvine (UCI), and is a board member of Leaders’ Quest, and the Alliance for SoCal Innovation. She is a member of the International Women’s Forum and Los Angeles Trusteeship, and is a prior member of the Women’s Leadership Board of the Kennedy School of Government at Harvard. She earned a bachelor of arts degree in English from UCLA, and a master’s degree in marketing from the University of Georgia.

Rosemary Mazanet, Director

Rosemary Mazanet began advising the Company in 2013 and then joined its Scientific Advisory Board as its Chair in 2015 before becoming the Company’s Chief Scientific Officer in 2017. In September 2023, Dr. Mazanet transitioned from Chief Scientific Officer to a director of the Company. Since 2013, she has played an integral role of developing groundbreaking form factors specifically for palliative care, such as pressed tablets. She also oversaw the creation of the seminal cannabis observational database that has provided analysis used in peer-reviewed journals, such as JAMA and the Journal of Palliative Medicine and by many of the nation’s leading academic and medical institutions such as National Institutes of Health, Columbia University, New York University, Mount Sinai, University of Southern California, and RAND Corporation. Dr. Mazanet began her career in Internal Medicine and Oncology at the Brigham and Women’s Hospital and the Dana Farber Cancer Institute before starting at Amgen in the early 1990s as the head of Clinical Research. Following her time at Amgen, she moved into public equity in 1998 when she joined Oracle Partners LLC in New York as a General Partner. Since that time, she has been a presence in public and private equity biotech and specialty pharma investments. In addition to the Company’s Board of Directors, Dr. Mazanet is also an Emeritus Trustee at the University of Pennsylvania School of Medicine and the Co-Chair of the Leonard Davis Institute Executive Advisory Board at The Wharton School of the University of Pennsylvania. Dr. Mazanet graduated magna cum laude from the University of Virginia and completed her graduate work at the University of Pennsylvania Medical School and Harvard Medical School.

Corporate Cease Trade Orders or Bankruptcies

To the knowledge of the Company, no director, proposed director or executive officer of the Company has been, at the date hereof or within the last 10 years: (a) a director, chief executive officer or chief financial officer of any company that, while that person was acting in that capacity, (i) was the subject of a cease trade or similar order or an order that denied the company access to any exemption under securities legislation, for a period of more than 30 consecutive days, or (ii) was the subject of an event that resulted, after that person ceased to be a director or chief executive officer or chief financial officer, in the company being the subject of such an order; or (b) a director or executive of a company that, while that person was acting in that capacity or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

Personal Bankruptcies

To the knowledge of the Company, no director, proposed director or executive officer of the Company has, within the 10 years before the date hereof, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the director or executive officer.

Penalties or Sanctions

To the knowledge of the Company, no director, proposed director or executive officer of the Company has been subject to (a) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or (b) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in making an investment decision.

Majority Voting Policy

The Company has in place a majority voting policy consistent with the Cboe Canada (the “Cboe Canada Exchange,” formerly known as the Neo Exchange Inc.) requirements.

In an uncontested election of directors of the Company, each director should be elected by the vote of a majority of the shares represented in person or by proxy at the shareholders meeting convened for such election of directors. Accordingly, if any nominee for the Board receives a greater number of votes “withheld” from his or her election than votes “for” such election, that director shall promptly tender his or her resignation to the chair of the Board following the meeting of shareholders at which the director was elected.

The Company’s Nomination and Governance Committee shall consider any such offer of resignation and recommend to the Board whether or not to accept it. Any director who has tendered his or her resignation shall not participate in the deliberations of either the Nomination and Governance Committee or the Board at which his or her resignation is considered. In its deliberations, the Nomination and Governance Committee may consider any stated reasons as to why shareholders “withheld” votes from the election of the relevant director, the effect such resignation may have on the Company’s ability to comply with applicable corporate or securities law requirements, applicable regulations or commercial agreements regarding the composition, the dynamics of the Board, and any other factors that the members of the Nomination and Governance Committee consider relevant.

The Board must promptly accept the resignation unless it determines, in consultation with the Nomination and Governance Committee, that there are exceptional circumstances that should delay the acceptance of the resignation or justify rejecting it. The Board shall, after considering the factors identified by the Nomination and Governance Committee and any other factors that the Board considers relevant, make its decision and announce such decision through a press release within 90 days following the applicable shareholders meeting. A copy of the press release shall be concurrently delivered to the Cboe Canada. If the Board declines to accept the resignation, it should fully state the reasons for its decision in the press release. The resignation of a director will be effective when accepted by the Board.

A copy of the Company’s majority voting policy can be found on the Company’s website at https://cannabist company.com.

It is the intention of the persons named in the enclosed form of proxy, if not expressly directed to the contrary in such form of proxy, to vote such proxies “FOR” the election of each of the nominees specified above as directors of the Company. If, prior to the Meeting, any vacancies occur in the proposed nominees herein submitted, the persons named in the enclosed form of proxy intend to vote FOR the election of any substitute nominee or nominees recommended by management of the Company and FOR each of the remaining proposed nominees.

Pre-Approval Policies and Procedures

The Company’s Audit Committee has a policy related to pre-approval of all audit and permissible non-audit services to be provided by the independent registered public accounting firm. Pursuant to this policy, the Audit Committee must pre-approve all services provided by the independent registered public accounting firm. Pre-approvals for classes of services are granted at the start of each fiscal year and are applicable for such year. As provided under the Sarbanes-Oxley Act of 2002 and the SEC’s rules, the Audit Committee, in its discretion, may delegate to one or more of its members the authority to address certain requests for pre-approval in between regularly scheduled meetings of the Audit Committee, and such pre-approval decisions are reported to the Audit Committee at its next regular meeting. The policy is designed to help ensure that there is no delegation by the Audit Committee of authority or responsibility for pre-approval decisions to management.

Appointment of Auditors

Davidson & Company LLP is the auditor of the Company. At the Meeting, Shareholders will be requested to re-appoint Davidson & Company LLP as auditor of the Company to hold office until the next annual meeting of Shareholders or until a successor is appointed, and to authorize the directors to fix the auditors’ remuneration. Representatives of Davidson & Company LLP are expected to be present at the Meeting, will have opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Absent contrary instructions, proxies given pursuant to this solicitation by the management of the Company will be voted “FOR” the appointment of Davidson & Company LLP as the auditor of the Company to hold office until the next annual meeting of Shareholders or until a successor is appointed and the authorization of the directors to fix the remuneration of the auditor.

Amendments to Omnibus Plan

At the Meeting, Shareholders will be asked to consider, and, if thought advisable, approve certain amendments to the Company’s Omnibus Plan. A copy of the resolution approving the amendments to the Omnibus Plan is set out in Schedule “B” of this Circular. Approval of this resolution will require that it be passed by a majority of the votes cast by Shareholders online or by proxy.

The Omnibus Plan was first approved by the Company’s Shareholders on April 26, 2019. The Company’s Shareholders subsequently approved the amendment and restatement of the Omnibus Plan on July 2, 2021.

The Omnibus Plan allows for a variety of equity-based awards that provide different types of incentives to be granted to certain executive officers, directors, employees and consultants (“Participants”), including options to purchase Common Shares (“Options”), performance share units (“PSUs”), restricted share units (“RSUs”), deferred share units (“DSUs”) and stock appreciation rights (“SARs”), which are collectively referred to herein as “Awards”.

The Company is seeking Shareholder approval for the proposed amendments to the Omnibus Plan in accordance with the provisions of the Omnibus Plan and NEO rules.

At the Meeting, the Company is proposing the following amendments to the Omnibus Plan:

1.	to increase the number of Common Shares that are issuable under the Omnibus Plan by 25,000,000 Common Shares; and

2.

non-material changes to comply with applicable laws, including Section 409A of the Internal Revenue Code (such as limitations on extensions of Options and SARs and clarifications regarding the timing of payment of DSUs).

As of September 21, 2023, the Company had 33,132,311 Awards outstanding under the Omnibus Plan (30,947,320 RSUs and 2,184,991 PSUs), representing a current overhang of 7.2%(1). If approved, the Omnibus Plan will have 29,980,039 Common Shares available for future grants, representing total potential dilution of 12.8%(2).

The Company’s ability to grant equity awards is critical to its ability to attract and retain qualified employees and directors. For executives and non-employee directors, equity compensation represents the most significant component of the compensation package, such that the interests of the executives and non-employee directors is directly aligned with those of our Shareholders.

Key factors for Shareholders to consider when assessing the proposed amendments to the Omnibus Plan include:

•	The Compensation Committee utilized benchmarking conducted by ClearBridge Compensation Group, LLC (“ClearBridge”), an independent compensation consulting group, to determine a reasonable level of potential dilution from the Omnibus Plan. Based on this benchmarking, the Compensation Committee determined that the total potential dilution of 12.8% is within the market range for similarly-situated companies.

•

In 2023, the Compensation Committee approved grants of time-vested RSUs pursuant to the Omnibus Plan to eligible employees totaling 5.5% of the Company’s outstanding Common Shares. These grants were structured differently from the Company’s historical practice in order to retain employees through the period of significant uncertainty related to the potential acquisition by Cresco Labs LLC. Specifically:

•	The 2023 equity grants reflected a higher burn rate than the Company’s historical practice and consisted of time-vested RSUs only.

•

In consideration of the lower share price and the resulting insufficient number of available shares in the employee incentive pool at the time, Mr. Vita, in his capacity as CEO and as a director, voluntarily forewent his 2023 equity grant (which is annually targeted at a value of $3,300,000 USD) to reallocate those shares in support of the management team, to adequately compensate them and to provide additional long term incentive alignment of the Company’s leadership with shareholders.

•

Going forward, the Compensation Committee intends to make grants to executives in a combination of performance-vested vehicles that are earned only upon the achievement of pre-established performance metrics, as well as time-vested vehicles that vest over a multi-year period to support continued retention of the executive team and other key employees.

•	Equity grants are approved by the Compensation Committee with a rigorous process that weighs the benefits of granting equity against the dilution to shareholders.

•

In order to advance the interests of the Company’s shareholders and in order to reduce the Company’s current overhang from outstanding equity awards and reduce incentive-based shareholder dilution, Nicholas Vita (CEO) (1,741,382 RSUs), David Hart (President & COO) (435,346 RSUs), Bryan Olson (Chief People & Administrative Officer) (174,139 RSUs), Guy Hussussian (EVP, Systems Engineering) (130,604 RSUs) and Rosemary Mazanet (director) (174,139 RSUs) voluntarily forfeited the one-time performance-vested RSUs, quantified above, that were granted to them and approved by the Company’s shareholders in April 2019 in connection with the qualifying transaction between the Company, under the name “Canaccord Genuity Growth Corp.” and Columbia Care LLC. At the time of grant, the forfeited RSUs had a projected value of $48,332,102 CAD upon vesting.

Notes:

(1)

Calculated as (a) 33,132,311 outstanding awards under the Omnibus Plan, divided by the sum of (a) and 418,915,272 Common Shares issued and outstanding and 9,955,661 Proportionate Voting Shares issued and outstanding (on a converted basis), as of September 21, 2023

(2)

Calculated as (b) the sum of 33,132,311 outstanding awards under the Omnibus Plan and 29,980,039 shares available for future grants under the Omnibus Plan, divided by the sum of (b) and 418,915,272 Common Shares issued and outstanding and 9,955,661 Proportionate Voting Shares issued and outstanding (on a converted basis), as of September 21, 2023

The Company’s historical annual burn rate is shown below:

	2021	2022	2023(1)	3-Year Average
(A) Number of awards issued (2)	4,219,458	12,451,973	22,144,326	12,938,586
(B) Weighted Average Common Shares Outstanding	338,754,694	392,571,102	403,622,389	378,316,062
Annual Burn Rate (A ÷ B)	1.2%	3.2%	5.5%	3.3%

Notes:

(1)	Reflects awards awarded in 2023 as of September 21, 2023.
(2)	Includes the number of stock options, RSUs, and PSUs granted during each respective year.

A complete copy of the Omnibus Plan reflecting the proposed amendments is set out in Schedule “C” of this Circular.

For further discussion of the Awards under the Omnibus Plan, please see under the heading “Security Based Compensation Plans – Summary of the Omnibus Plan”.

It is the intention of the persons named in the enclosed form of proxy, if not expressly directed to the contrary in the proxy, to vote “FOR”the ordinary resolution authorizing the amendments to the Omnibus Plan.

EXECUTIVE COMPENSATION

Executive Compensation

Summary Compensation Table

The following table sets forth all compensation paid to or earned by the named executive officers (the “NEOs”) of the Company in the last two fiscal years.

					Non-equity Incentive Plan Compensation ($)
Name and Principal Position	Year	Salary ($)	Share-Based Awards(1)(2)(3) ($)	Option-Based Awards ($)	Annual Incentive Plans	Long- term Incentive Plans	All Other Compensation(4) ($)	Total Compensation(5) ($)
Nicholas Vita	2022	$500,000	$4,300,002	$—	$160,000	$—	$39,780	$4,999,782
CEO and Director	2021	$485,753	$3,300,003	$—	$360,000	$—	$1,128	$4,146,884
Michael Abbott	2022	$425,000	$2,170,002	$—	$100,000	$—	$40,000	$2,735,002
Chairman and Director	2021	$420,548	$2,170,004	$—	$160,000	$—	$21,128	$2,771,680
David Hart	2022	$348,247	$3,250,005	$—	$122,000	$—	$11,660	$3,731,912
President and COO	2021	$340,000	$1,500,002	$—	$160,000	$—	$10,543	$2,010,545

Notes:

(1)

2022 share-based award values converted to USD based on exchange rate at date of grant of 1 CAD:0.799616 USD; 2021 share-based award values converted to USD based on exchange rate at date of grant of 1 CAD:0.796144 USD.

(2)

For 2022, reflects (i) annual share-based awards, specifically 928,572 RSUs and 500,000 PSUs granted to Mr. Vita, 468,605 RSUs and 252,326 PSUs granted to Mr. Abbott, and 323,921 RSUs and 174,419 PSUs granted to Mr. Hart, and (ii) retention awards of 581,396 RSUs granted to Mr. Hart.

(3)

For 2021, reflects annual share-based awards, specifically 342,652 RSUs and 184,505 PSUs granted to Mr. Vita, 225,320 RSUs and 121,326 PSUs granted to Mr. Abbott, and 155,751 RSUs and 83,866 PSUs granted to Mr. Hart.

(4)

For 2022, reflects (i) tax planning reimbursements of $39,780 and $20,000 for Messrs. Vita and Abbott respectively, (ii) life insurance reimbursements of $20,000 for Mr. Abbott, and (iii) Company 401(k) contribution of $11,600 for Mr. Hart.

(5)

Based on a price of $0.93 USD per Common Share, representing the price per Common Share quoted on the OTCQX as of October 2, 2023, the effective current value of Total Compensation for Mr. Vita is $2,028,352 and $1,337,137 for 2022 and 2021, respectively; for Mr. Abbott is $1,235,466 and $924,057 for 2022 and 2021, respectively; and for Mr. Hart is $1,486,061 and $733,387 for 2022 and 2021, respectively.

Outstanding Equity Awards Table

The following table sets forth information concerning the option-based and share-based awards granted to the Company’s NEOs that were outstanding as of December 31, 2022.

	Option-based Awards				Share-based Awards
Name and Principal Position	Number of Securities Underlying Unexercised Options (#)	Option Exercise Price ($)	Option Expiration Date	Value of Unexercised In-the-Money Options ($)	Number of Shares or Units of Shares That Have Not Vested (#)	Market or Payout Value of Share-Based Awards That Have Not Vested ($)(1)(2)	Market Or Payout Value of Vested Share- Based Awards Not Paid Out or Distributed ($)
Nicholas Vita CEO and Director	—	$—	—	$—	4,340,538	$3,255,404	—
Michael Abbott Chairman and Director	—	$—	—	$—	3,382,790	$2,537,093	—
David Hart President and COO	—	$—	—	$—	2,140,598	$1,605,449	—

Notes:

(1)

Market value of unvested share-based awards and vested but undistributed share-based awards calculated based on the closing share price on December 31, 2022 (converted to USD based on an exchange rate of 1 CAD:0.73826 USD).

(2)

For outstanding PSUs whose performance has been certified, reflects number of shares eligible to vest; for outstanding PSUs whose performance has not yet been certified, reflects target number of shares.

Deferred Compensation Plans

The Company’s Board of Directors approved termination of the Income Incentive Plan (i.e., the deferred compensation plan under the Legacy Management Incentive Plan), effective April 1, 2020, and all outstanding deferred compensation will subsequently be paid out in shares of the Company between 12 and 24 months following plan termination per Section 409A of the Internal Revenue Code. The Company has no other deferred compensation plans.

Termination and Change of Control Benefits

Other than as described herein, the Company does not have any contract, agreement, plan or arrangement that provides for payments to an NEO at, following, or in connection with a termination (whether voluntary, involuntary or constructive), resignation, retirement, a change of control of the Company or a change in an NEO’s responsibilities. Note that the dollar value of potential accelerated equity in connection with a qualifying termination reflects an exchange rate of 1 CAD: 0.73826 USD.

Nicholas Vita

On April 26, 2019, the Company entered into an employment agreement with Mr. Vita (the “Vita Agreement”). In the event of termination without cause of Mr. Vita’s employment or if Mr. Vita resigns for good reason in connection with a change of control, Mr. Vita shall receive (i) an amount equal to thirty-six (36) months of the sum of Mr. Vita’s then base salary and target bonus paid over such 36-month period in installments on the Company’s regular payroll schedule following the termination date; (ii) the Company shall pay its share of Mr. Vita’s health insurance premiums to continue Mr. Vita’s health insurance coverage for thirty-six (36) months beyond the termination date; and (iii) Mr. Vita shall receive outplacement services for a period of one (1) year following the termination date. The change of control payments and benefits that would be made to Mr. Vita are conditioned on and subject to Mr. Vita signing and not rescinding the Vita Agreement, a non-disclosure agreement and an effective, general release of all claims in favor of the Company within no greater than 60 days following the termination date. Upon a qualifying termination in connection with a change of control, Mr. Vita’s outstanding time-vested RSUs, including the time-vested portion of his outstanding restricted stock unit award, granted April 26, 2019 (the “Vita Post-Closing RSU Grant”), will vest in full and his outstanding performance-vested RSUs/PSUs, including his performance-vested portion of the Vita Post-Closing RSU Grant, will vest, with the number of shares earned to be based on actual performance through the consummation of the change of control. The total estimated incremental payments, payables and benefits to Mr. Vita in the event his employment is terminated in connection with a change of control, as if such event occurred on the last business day of the Company’s most recently completed financial year, is $4,851,913, with Mr. Vita’s health insurance coverage continuing for thirty-six (36) months from the termination date.

In the event that the Company terminates Mr. Vita’s employment without cause or Mr. Vita resigns for good reason, Mr. Vita shall receive (i) an amount equal to twenty-four (24) months of the sum of Mr. Vita’s then base salary and target bonus paid over such 24-month period in installments on the Company’s regular payroll schedule following the termination date; (ii) the Company shall pay its share of Mr. Vita’s health insurance premiums to continue Mr. Vita’s health insurance coverage for twenty-four (24) months beyond the termination date; and (iii) Mr. Vita shall receive outplacement services for a period of one (1) year following the termination date. The payments and benefits that would be made to Mr. Vita are conditioned on and subject to Mr. Vita signing and not rescinding the Vita Agreement, a non-disclosure agreement and an effective, general release of all claims in favor of the Company within no greater than 60 days following the termination date. Upon an involuntary termination without cause or a termination for good reason, Mr. Vita’s outstanding time-vested RSUs and performance-vested RSUs/PSUs will be forfeited. As an exception, Mr. Vita’s outstanding time-vested portion of the Vita Post-Closing RSU Grant will vest in full and his performance-vested portion of the Vita Post-Closing RSU Grant will vest, with the number of shares earned to be based on actual performance through the full performance period, pro-rated for months served. The total estimated incremental payments and payables to Mr. Vita in the event of termination of his employment without cause (other than due to a change of control), as if such event occurred on the last business day of the Company’s most recently completed financial year, is $1,935,030, with Mr. Vita’s health insurance coverage continuing for twenty-four (24) months from the termination date.

David Hart

On April 26, 2019, the Company entered into an employment agreement with Mr. Hart, as amended on January 1, 2022 (the “Hart Agreement”). The Hart Agreement may be terminated at any time by Mr. Hart or the Company. In the event of termination without cause of Mr. Hart’s employment in connection with a change of control, Mr. Hart shall receive (i) an amount equal to twenty-four (24) months of Mr. Hart’s then base salary, plus target bonus, paid over such 24-month period in installments on the Company’s regular payroll schedule following the termination date; and (ii) the Company shall pay its share of Mr. Hart’s health insurance premiums to continue Mr. Hart’s health insurance coverage for twenty-four (24) months beyond the termination date. The change of control payments and benefits that would be made to Mr. Hart are conditioned on and subject to Mr. Hart signing and not rescinding the Hart Agreement, a non-disclosure agreement and an effective, general release of all claims in favor of the Company within no greater than 60 days following the termination date. Upon a qualifying termination in connection with a change of control, Mr. Hart’s outstanding time-vested RSUs, including the time-vested portion of the outstanding restricted stock unit award, granted April 26, 2019 (the “Hart Post-Closing RSU Grant”), will vest in full and his outstanding performance-vested RSUs/PSUs, including his performance-vested portion of his Post-Closing RSU Grant, will vest, with the number of shares earned to be based on actual performance through the consummation of the change of control. Under the Legacy Management Incentive Plan, upon a change of control, outstanding restricted stock and restricted stock units that were converted from Capital Accumulation Incentive Plan Units and Income Incentive Plan Units, respectively, will fully vest (though administrator of plan may determine to require the earlier of a period of up to one year of continued employment post change of control or termination of employment). The total estimated incremental payments, payables and benefits to Mr. Hart in the event his employment is terminated in connection with a change of control, as if such event occurred on the last business day of the Company’s most recently completed financial year, is $2,363,970, with Mr. Hart’s health insurance coverage continuing for twenty-four (24) months from the termination date.

In the event that the Company terminates Mr. Hart’s employment without cause, Mr. Hart shall receive (i) an amount equal to eighteen (18) months of Mr. Hart’s then base salary, plus target bonus, paid over such 18-month period in installments on the Company’s regular payroll schedule following the termination date; and the Company shall pay its share of Mr. Hart’s health insurance premiums to continue Mr. Hart’s health insurance coverage for eighteen (18) months beyond the termination date. The severance payments and benefits that would be made to Mr. Hart are conditioned on and subject to Mr. Hart signing and not rescinding the Hart Agreement, a non-disclosure agreement and an effective, general release of all claims in favor of the Company within no greater than 60 days following the termination date. Upon an involuntary termination without cause, Mr. Hart’s outstanding time-vested RSUs and performance-vested RSUs will be forfeited. As an exception, the portion of Mr. Hart’s outstanding time-vested portion of the Hart Post-Closing RSU Grant that is scheduled to vest within the following twelve months will vest and his performance-vested portion of the Hart Post-Closing RSU Grant will vest, with the number of shares earned to be based on actual performance through the full performance period, pro-rated for months served. Under the Legacy Management Incentive Plan, upon an involuntary termination without cause, outstanding restricted stock and RSUs that were converted from Capital Accumulation Incentive Plan Units and Income Incentive Plan Units, respectively, will be forfeited. The total estimated incremental payments and payables to Mr. Hart in the event of termination of his employment without cause (other than due to a change of control), as if such event occurred on the last business day of the Company’s most recently completed financial year, is $551,273, with Mr. Hart’s health insurance coverage continuing for eighteen (18) months from the termination date.

Michael Abbott

On April 26, 2019, the Company entered into an employment agreement with Mr. Abbott (the “Abbott Employment Agreement”), which provided for certain payments to Mr. Abbott upon termination or change of control. On March 15, 2023, in connection with Mr. Abbott’s transition from Executive Chairman to Chairman of the Company, the Abbott Employment Agreement was terminated, and the Company and Mr. Abbott entered into a transition and release of claims agreement (the “Abbott Transition Agreement”). The Abbott Transition Agreement provides for vesting of Mr. Abbott’s outstanding equity awards, severance payments of $56,666.67 per month for 36 months and a discretionary bonus of $100,000.

Director Compensation

The following table sets forth all compensation paid to or earned by each non-employee director of the Company during the fiscal year ended December 31, 2022.

Name	Fees Earned or Paid in Cash(1) ($)	Share- Based Awards(2)(3) ($)	Option- Based Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total Compensation ($)
Jeff Clarke	$59,500	$245,005	$—	$—	$—	$304,505
Julie Hill	$34,500	$220,004	$—	$—	$—	$254,504
James A.C. Kennedy	$59,500	$195,002	$—	$—	$—	$254,502
Jonathan P. May	$72,000	$195,002	$—	$—	$—	$267,002
Frank Savage	$62,000	$170,001	$—	$—	$—	$232,001
Alison Worthington	$38,500	$220,004	$—	$—	$—	$258,504
Rosemary Mazanet(4)	$—	$—	$—	$—	$—	$—

Notes:

(1)	Reflects annual cash retainer for Board service and, as applicable, additional cash retainer for Lead Director and additional cash retainer for Committee chairs and members.
(2)	Share-based award values converted to USD based on exchange rate at date of grant of 1 CAD: 0.799616 USD for grants made in March 2022, and 1 CAD: 0.751478 USD for grants made in September 2022.
(3)

Reflects (i) Special Litigation Committee RSU awards granted in March, specifically 8,306 RSUs granted to each of Mr. Clarke, Mr. Kennedy, and Mr. May, (ii) Special Strategic Committee RSU awards granted in March, specifically 8,306 RSUs granted to each of Mr. Clarke, Ms. Hill, and Ms. Worthington, (iii) Special Strategic Committee RSU awards granted in September, specifically 15,433 RSUs granted to each of Mr. Clarke, Ms. Hill, and Ms. Worthington, and (iv) annual RSU awards granted in September, specifically 104,939 RSUs granted to each of Mr. Clarke, Ms. Hill, Mr. Kennedy, Mr. May, Mr. Savage, and Ms. Worthington.

(4)	Dr. Mazanet did not serve as a director during the fiscal year ended December 31, 2022.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2022, Frank Savage, James A.C. Kennedy, Alison Worthington and Jonathan P. May served as members of the Compensation Committee.

None of the Company’s executive officers served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company or on the Compensation Committee, during fiscal 2022. None of the Company’s executive officers served as a director of another entity, one of whose executive officers served on the Compensation Committee, during fiscal 2022.

Risks Analysis

The Compensation Committee considered risks associated with executive compensation and does not believe that the Company’s executive compensation policies and practices encourage its executive officers to take inappropriate or excessive risks. The following compensation program attributes help mitigate risk: (i) aside from a fixed base salary and “at risk” annual bonus, NEOs are compensated through the granting of PSUs and RSUs, which is compensation that is both “at risk” and associated with long-term value creation; (ii) the value of such compensation is dependent upon shareholder return over the PSU and RSU vesting periods; (iii) the compensation program utilizes multiple performance measures; (iv) the Compensation Committee applies judgement when determining individual payouts; and (v) individual payout caps are applicable, all of which leads to the Compensation Committee believing that the Company’s compensation programs and policies are not likely to lead to excessive risk taking that could have a material adverse effect on the Company.

Compensation Governance

The Company’s Compensation Committee is responsible for overseeing the Company’s compensation policies, processes and practices. The Compensation Committee is also responsible for evaluating performance in determining the compensation of the Chief Executive Officer, and seeks input from the Board to ensure feedback is thorough and robust. The Compensation Committee also ensures that compensation policies and practices provide an appropriate balance of risk and reward consistent with the Company’s risk profile. The Board has established a written charter for the Compensation Committee setting out its responsibilities for administering the Company’s compensation programs and reviewing and making recommendations to the Board concerning the level and nature of the compensation payable to the Company’s directors and executive officers.

The members of the Compensation Committee are James A.C. Kennedy, Jonathan P. May, Frank Savage and Alison Worthington. The Compensation Committee is chaired by Mr. Kennedy, former President and Chief Executive Officer of global investment management firm T. Rowe Price Group. Mr. Kennedy brings valuable knowledge and expertise to the Compensation Committee, and his experience includes serving as the Compensation Committee chair of United Airlines Holdings, Inc. All of the members of the Compensation Committee are independent directors in that they do not have a direct or indirect material relationship with the Company which could, in the view of the Board, reasonably interfere with the exercise of the director’s independent judgment. The independence of ClearBridge is assessed by the Compensation Committee on an annual basis to ensure continued independence. The Compensation Committee also evaluates its own performance on an annual basis. A copy of the Compensation Committee Charter can be found on the Company’s website at https://thecannabistcompany.com.

The Compensation Committee is tasked with establishing an executive compensation program, which includes any share-based awards, option-based awards or the establishment of any non-equity incentive plans. The terms of any proposed compensation for the directors of the Company who are not also officers of the Company (including any share-based awards or options to be granted) are determined by the Compensation Committee.

To assist in reviewing and determining executive compensation, beginning in October 2018 and throughout 2022, the Compensation Committee retained ClearBridge to provide services to the Compensation Committee in connection with executive officer and director compensation matters, including, among other things, the following:

•	assist in reviewing the Compensation Committee Charter and processes;

•	assist in reviewing the Company’s compensation philosophy;

•	assist in updating/developing the comparator groups;

•	assist in reviewing the competitiveness of the Company’s recommended 2022 cash and equity-based compensation arrangements for NEOs and other key executives;

•	assist in designing the 2022 long-term incentive program; and

•	assist in reviewing the director compensation program.

The following table sets out the aggregate fees billed by ClearBridge for its services related to determining compensation for the Company’s executive officers for the most recently completed financial year of the Company:

Year Ended December 31, 2022
Executive Compensation-Related Fees	$318,670
All Other Fees	Nil

All services provided by ClearBridge to the Company are pre-approved by the Compensation Committee.

Insider Trading Policy

All of the Company’s directors, executives and certain other employees are subject to the Company’s Insider Trading Policy, which prohibits trading in the Company’s securities while in possession of material undisclosed information about the Company. Under this policy, such individuals are also prohibited from disclosing inside information pursuant to the Insider Trading Policy. Furthermore, such individuals, including the NEOs are only permitted to trade in the Company’s securities during prescribed trading windows.

Restrictions on Hedging

Under the Company’s Insider Trading Policy, directors, executives and certain other employees are prohibited from entering into hedging transactions involving the Company’s securities, such as short sales, puts and calls.

Director Share Ownership Guidelines

The Company maintains share ownership guidelines for the Company’s directors. The Company’s directors are required to hold Company shares with a value of 5x their annual cash retainer, and have five years to meet the guideline. As of December 31, 2022, all directors had reached the share ownership guideline.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the expected beneficial ownership of the Company’s securities as of the September 21, 2023 for (i) each member of the Board of Directors, (ii) each named executive officer, (iii) each person known to the Company and expected to be the beneficial owner of more than 5% of the Company’s securities and (iv) the members of the Board and the named executive officers of the Company as a group. Beneficial ownership is determined according to the rules of the SEC. Generally, a person has beneficial ownership of a security if the person possesses sole or shared voting or investment power of that security, including any securities that a person has the right to acquire beneficial ownership within 60 days. Information with respect to beneficial owners of more than 5% of the Company’s securities is based on, as applicable, completed questionnaires and related information provided by or known about such beneficial owners as of September 21, 2023. Except as indicated, all shares of the Company’s securities will be owned directly, and the person or entity listed as the beneficial owner has sole voting and investment power. The address for each director and executive officer is c/o The Cannabist Company Holdings Inc., 680 Fifth Ave., 24th Floor, New York, New York 10019.

	Common Shares		Proportionate Voting Shares		Total(1)
Name, Position and Address of Beneficial Owner	Number Beneficially Owned	% of Total Common Shares	Number Beneficially Owned	% of Total Proportionate Voting Shares	Total Number of Capital Stock Beneficially Owned	% of Total Capital Stock
Nicholas Vita, Chief Executive Officer and Director	22,046,025	5.25%	—	—	22,046,025	5.13%
Michael Abbott, Chairman and Director	2,490,492	*	—	—	2,490,492	*
Frank Savage, Director	248,097	*	—	—	248,097	*
James A.C. Kennedy, Director	2,071,434	*	2,505	2.5%	2,321,934	*
Jonathan P. May, Director	133,865	*	29,468	29.6%	3,185,604	*
Jeff Clarke, Director	827,167	*	47	—	831,867	*
Alison Worthington, Director	208,106	*	—	—	208,106	*
Julie Hill, Director	182,934	*	—	—	182,934	*
Dr. Rosemary Mazanet, Director	1,517,201	*	—	—	1,517,201	*
David Hart, President and Chief Operating Officer	1,110,153	*	—	—	1,110,153	*
Bryan Olson, Chief People and Administrative Officer	301,522	*	—	—	301,522	*
Jesse Channon, Chief Commercial Officer	422,602	*	—	—	422,602	*
Derek Watson, Chief Financial Officer	105,514	*	—	—	105,514	*

	Common Shares		Proportionate Voting Shares		Total(1)
Name, Position and Address of Beneficial Owner	Number Beneficially Owned	% of Total Common Shares	Number Beneficially Owned	% of Total Proportionate Voting Shares	Total Number of Capital Stock Beneficially Owned	% of Total Capital Stock
David Sirolly, Chief Legal Officer and General Counsel	64.597	*	—	—	64,597	*
All directors and named executive officers as a group	31,834,648	7.59%	32,020	32.2%	35,036,648	8.16%
Sigma Sagittarii Limited c/o IQ EQ First Names House, Victoria Road Douglas IM2 4DF Isle of Man	27,790,854	6.62%	—	—	27,790,854	6.47%

Notes:

(1)	Includes Proportionate Voting Shares on an as converted basis
*	Less than 1%

SECURITY BASED COMPENSATION PLANS

The Company has an Omnibus Plan in place. The objective of the Omnibus Plan is to permit the directors, executive officers, employees and consultants to participate in the growth and development of the Company through the grant of incentive share awards. The Company maintains the Omnibus Plan in accordance with Section 7.08 - Security Based Compensation Arrangements and Awards of the Cboe Canada Exchange Listing Manual. The Omnibus Plan was approved by the Shareholders of the Company on July 2, 2021. A copy of the Omnibus Plan is attached to the Company’s Form S-8 dated March 31, 2022.

Summary of the Omnibus Plan

The following is a summary of certain provisions of the Omnibus Plan, assuming the approval of the Omnibus Plan at the Meeting. It does not purport to be complete and is subject to, and is qualified in its entirety by all of the provisions of the Omnibus Plan, which is attached to this Information Circular as Schedule “C”.

Eligibility

The persons eligible to receive Nonqualified Stock Options, SARs, RSUs, DSUs and PSUs, which are collectively referred to herein as “Awards”, are the directors, officers, employees or consultants of or to the Company or a Subsidiary, providing ongoing services to the Company and/or its subsidiaries.

As of September 21, 2023, there were approximately eight directors, six officers, 221 employees and five consultants who would be eligible to participate under the Omnibus Plan.

The Compensation Committee, on behalf of the Board, may grant Awards to the Chief Executive Officer of the Company and will review and approve the grants of Awards recommended by the Chief Executive Officer and Chief People and Administrative Officer to other eligible Participants. Participation in the Omnibus Plan is voluntary and, if an eligible Participant agrees to participate, the grant of Awards will be evidenced by an award agreement with each such Participant.

Shares Reserved

The maximum number of Common Shares reserved for issuance, in the aggregate, under the Omnibus Plan is 60,000,000 Common Shares. Common Shares in respect of (a) an Award that is not exercised, vested or settled prior to the termination of such Award due to the expiration, termination, cancellation or lapse of such Award, and (b) an Award that is settled in cash in lieu of settlement in Common Shares, shall, in each case, be available for Awards to be granted thereafter pursuant to the provisions of the Omnibus Plan. The maximum number of Common Shares that may be: (i) issued to insiders of the Company within any one-year period; or (ii) issuable to insiders of the Company at any time, in each case, under the Omnibus Plan alone cannot exceed 10% of the aggregate number of Common Shares issued and outstanding from time to time (assuming the conversion of all Proportionate Voting Shares to Common Shares). Assuming approval of the Omnibus Plan at the Meeting, the value of all Awards awarded under the Omnibus Plan and all other compensation paid by the Company to any non-employee director in any one calendar year cannot exceed $600,000 (excluding any incremental fees paid to such non-employee director for service as Lead Independent Director or Non-Executive Chair (if applicable)).

Securities Issuable under the Omnibus Plan

Pursuant to and subject the terms of the Omnibus Plan, the Board may grant the following securities to Participants:

Options

The Compensation Committee is authorized to grant Options to Participants under the Omnibus Plan but did not grant any Options in 2022. Each Option must be confirmed by an award agreement that sets forth the number of

Options to be granted and the date or dates on which such Options shall be granted, the price per Common Share to be payable upon the exercise of each such Options (the “Exercise Price”), relevant vesting provisions (including performance criteria, if applicable) and the expiry date of the Options. The Exercise Price for Common Shares that are the subject of any Options shall not be less than the Market Value of such Common Shares at the time of the grant. “Market Value” means, at any date when the market value of Common Shares of the Company is to be determined, the closing price of the Common Shares on the trading day prior to such date on the principal stock exchange on which the Common Shares are listed, or if the Common Shares of the Company are not listed on any stock exchange, the value as is determined solely by the Compensation Committee, acting reasonably and in good faith based on the reasonable application of a reasonable valuation method not inconsistent with Section 409A of the Internal Revenue Code or Canadian tax law.

Subject to the provisions of the Omnibus Plan, each Option must be exercised no later than ten (10) years after the Grant Date or such shorter period as set out in the Participant’s award agreement, at which time such Option will expire.

Stock Appreciation Rights

The Compensation Committee is authorized to grant SARs to Participants under the Omnibus Plan but did not grant any SARs during 2022. Each SAR must be confirmed by an award agreement that sets forth the terms, conditions and limitations for each SAR and may include, without limitation, whether the SAR is settled in cash or Common Shares, the vesting, expiry and base price per Common Share of the SAR and the provisions applicable in the event employment or service terminates, and shall contain such terms that may be considered necessary in order that the SAR will comply with any provisions respecting SARs in the income tax or other laws in force in any country or jurisdiction of which the Participant may from time to time be a resident or citizen or the rules of any regulatory body having jurisdiction over the Company. SARs granted under the Omnibus Plan may not have a term in excess of ten (10) years’ duration unless required otherwise by applicable law.

Performance Share Units

The Compensation Committee is authorized to grant PSUs to Participants under the Omnibus Plan. Each PSU must be confirmed by an award agreement that sets forth the terms, conditions and limitations for each PSU and may include, without limitation, the applicable performance period and performance criteria, vesting and terms of the PSUs and the provisions applicable in the event employment or service terminates, and shall contain such terms that may be considered necessary in order that the PSUs will comply with any provisions respecting PSUs in the income tax or other laws in force in any country or jurisdiction of which the Participant may from time to time be a resident or citizen or the rules of any regulatory body having jurisdiction over the Company.

Subject to vesting and other conditions and provisions set forth in the Omnibus Plan and in the Participant’s award agreement, the Compensation Committee shall determine whether each PSU awarded to a Participant shall entitle the Participant: (i) to receive one Common Share issued from treasury; (ii) to receive the cash equivalent of one Common Share; or (iii) to elect to receive either one Common Share from treasury, the cash equivalent of one Common Share or a combination of cash and Common Shares.

For each award of PSUs, the Compensation Committee shall establish the period in which any performance criteria and other vesting conditions must be met in order for a Participant to be entitled to receive Common Shares in exchange for all or a portion of the PSUs held by such Participant. The Compensation Committee shall also, in its sole discretion, determine the relevant conditions and vesting provisions, including the applicable performance period and performance criteria, of such PSUs.

Restricted Share Units

The Compensation Committee is authorized to grant RSUs to Participants under the Omnibus Plan. Each RSU must be confirmed by an award agreement that sets forth the terms, conditions and limitations for each RSU and may include, without limitation, the vesting and terms of the RSUs and the provisions applicable in the event employment or service terminates, and shall contain such terms that may be considered necessary in order that the RSUs will comply with any provisions respecting RSUs in the income tax or other laws in force in any country or jurisdiction of which the Participant may from time to time be a resident or citizen or the rules of any regulatory body having jurisdiction over the Company.

Subject to vesting and other conditions and provisions set forth in the Omnibus Plan and in the Participant’s award agreement, the Compensation Committee shall determine whether each RSU awarded to a Participant shall entitle the Participant: (i) to receive one Common Share issued from treasury; (ii) to receive the cash equivalent of one Common Share; or (iii) to elect to receive either one Common Share from treasury, the cash equivalent of one Common Share or a combination of cash and Common Shares.

For each award of RSUs, the Compensation Committee, in its sole discretion shall determine the relevant conditions, vesting provisions and restriction period of such RSUs.

Deferred Share Units

The Compensation Committee is authorized to grant DSUs to Participants under the Omnibus Plan but did not grant any DSUs during 2022. A DSU is a unit granted to a Participant representing the right to receive a Common Share or the cash equivalent of one Common Share, subject to restrictions and conditions as the Compensation Committee may determine at the time of grant.

Vesting and Expiry

The terms and conditions of grants of Awards, including the quantity, type of award, grant date, vesting conditions, vesting periods, settlement date and other terms and conditions with respect to these Awards, will be set out in the Participant’s award agreement. The impact of certain events upon the rights of holders of these types of Awards, including termination for cause, resignation, retirement, termination other than for cause and death or long-term disability, will be set out in the Participant’s award agreement.

An Award shall be exercisable during a period established by the Compensation Committee on behalf of the Board which shall commence on the date of the grant and shall terminate no later than ten (10) years after the date of the granting of the Awards or such shorter period as the Compensation Committee may determine. In the case of options, the minimum exercise price will be determined based on the closing price of the Common Shares on the last trading day before the date such option is granted. Subject to certain limitations in the Omnibus Plan for U.S. participants, the Omnibus Plan provides that the exercise period for options, other than options designated by the Compensation Committee as incentive options as described in Section 422 of the Internal Revenue Code, shall automatically be extended if the date on which it is scheduled to terminate shall fall during a black-out period. In such cases, the extended exercise period shall terminate 10 business days after the last day of the black-out period.

Non-Transferability

The interest of any Participant in any Award is not assignable or transferable, whether voluntary, involuntary, by operation of law or otherwise, other than by will or the laws of descent and distribution.

Acceleration

Subject to the terms of the Omnibus Plan, the Compensation Committee may, in its sole discretion, accelerate the vesting, delivery, or exercisability of, or payment for or lapse of restrictions on, or waive any condition in respect of, Awards. However, no extension of the exercisability of an option or SAR shall be permitted if such extension would cause the option or SAR to become deferred compensation subject to Section 409A of the Internal Revenue Code.

Capitalization Adjustments

The Omnibus Plan provides that appropriate adjustments, if any, will be made by the Compensation Committee on behalf of the Board in connection with a reclassification, reorganization or other change of the Common Shares, share split or consolidation, distribution, merger or amalgamation, in the Common Shares issuable or amounts payable to preclude a dilution or enlargement of the benefits under the Omnibus Plan.

Change of Control

In connection with a change of control of the Company, the Compensation Committee on behalf of the Board will take such steps as are reasonably necessary or desirable to cause the conversion or exchange or replacement of outstanding Awards into, or for, rights or other securities of substantially equivalent value in the continuing entity. If a Participant is terminated without cause following a change of control, the vesting of such Participant’s awards will be subject to the Participant’s employment agreement or award agreement.

Amendments to the Omnibus Plan

The Compensation Committee, on behalf of the Board, may amend the Omnibus Plan or any securities granted under the Omnibus Plan at any time without the consent of a Participant provided that such amendment shall: (i) not adversely alter or impair any Award previously granted except as permitted by the terms of the Omnibus Plan; (ii) be in compliance with applicable law and subject to any regulatory approvals including, where required, the approval of the stock exchange; and (iii) be subject to shareholder approval, where required by law, the requirements of the stock exchange on which the Common Shares are trading or the Omnibus Plan, provided however that shareholder approval shall not be required for the following amendments and the Compensation Committee, on behalf of the Board, may make any changes which may include but are not limited to:

•	any amendment to the vesting provisions, if applicable, or assignability provisions of Awards;

•	any amendment regarding the effect of termination of a Participant’s employment or engagement;

•	any amendment which accelerates the date on which any Award may be exercised under the Omnibus Plan;

•	any amendment necessary to comply with applicable law or the requirements of the stock exchange on which the Common Shares are trading or any other regulatory body;

•

any amendment of a “housekeeping” nature, including, without limitation, to clarify the meaning of an existing provision of the Omnibus Plan, correct or supplement any provision of the Omnibus Plan that is inconsistent with any other provision of the Omnibus Plan, correct any grammatical or typographical errors or amend the definitions in the Omnibus Plan;

•	any amendment regarding the administration of the Omnibus Plan; and

•	any other amendment that does not require the approval of shareholders pursuant to the amendment provisions of the Omnibus Plan,

•	provided that the alteration, amendment or variance does not:

•	permit Awards granted under the Omnibus Plan to be transferable or assignable other than for normal estate settlement purposes;

•	increase the maximum number of Common Shares issuable under the Omnibus Plan, other than an adjustment pursuant to a change in capitalization;

•	reduce the exercise price of Awards;

•	extend the expiry date of an Award benefitting an insider of the Company, except in the case of an extension due to black-out period;

•	extend the expiry date of an Award where the exercise price is lower than the market price, except in case of an extension due to a black-out period;

•	remove or exceed the insider participation limits; or

•	amend the amendment provisions of the Omnibus Plan.

Termination of the Omnibus Plan

The Compensation Committee may, in its sole discretion, suspend or terminate the Omnibus Plan at any time or from time to time and/or amend or revise the terms of the Omnibus Plan or of any Award granted under the Omnibus Plan and any agreement relating thereto, provided that such suspension, termination, amendment, or revision shall (a) not adversely alter or impair any Award previously granted except as permitted by the terms of the Plan or upon the consent of the applicable Participant(s); and be in compliance with applicable law, applicable Cboe Canada policies (or any other stock exchange upon which the Company has applied to list its Shares) and with the prior approval, if required, of the shareholders of the Company.

New Plan Benefits

Name and Position	Dollar Value ($)	Number of RSUs (#)(2)
Nicholas Vita, Chief Executive Officer and Director	0	0
Michael Abbott, Chairman and Director	0	0
David Hart, President and Chief Operating Officer	0	0
All executive officers as a group	0	0
Non-executive director group(1)	1,020,000	182,796
Non-executive officer employee group	0	0

Notes:

(1)

Following the Meeting, the Company anticipates making its annual non-employee director RSU grants to the following directors: Alison Worthington, Frank Savage, Jeff Clarke, James A.C. Kennedy, Jonathan P. May and Julie Hill. The target value of these RSU grants is $170,000 per director.

(2)

The number of RSUs is calculated based on a price of $0.93 per Common Share, representing the price per Common Share quoted on the OTCQX as of October 2, 2023. The actual number of RSUs will be based on the greater of (i) $0.55 per share and (ii) the closing price per share quoted on the OTCQX on the date of the grant.

Securities Authorized For Issuance Under Equity Compensation Plans

The following table sets forth the number of Common Shares to be issued upon exercise of outstanding convertible securities, the weighted-average exercise price of such outstanding convertible securities and the number of Common Shares remaining available for future issuance under equity compensation plans as at December 31, 2022.

Plan Category	Number of Common Shares to be issued upon exercise of outstanding securities(1)	Weighted- average exercise price of outstanding securities	Number of Common Shares remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by Shareholders	21,351,230	—	25,822,052
Equity compensation plans not approved by Shareholders	—	—	—
Total	21,351,230	—	25,822,052

Notes:

(1)

The 21,351,230 Common Shares to be issued upon exercise of outstanding securities, warrants and rights consists of (i) 7,616,510 Common Shares that may be issued upon the vesting of PSUs, and (ii) 13,734,720 Common Shares that may be issued upon the vesting of RSUs. For outstanding PSUs whose performance has been certified, reflects number of shares eligible to vest; for outstanding PSUs whose performance has not yet been certified, reflects target number of shares.

(2)	Convertible securities remaining as of December 31, 2022.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

No director, proposed director, executive officer, nor any of their respective associates or affiliates, is or has been indebted to the Company or its subsidiaries since the beginning of the Company’s most recently completed financial year.

CORPORATE GOVERNANCE AND AUDIT COMMITTEE DISCLOSURE

The Board is committed to the highest standards of integrity, fiduciary duty and corporate governance. National Instrument 58-101 -Disclosure of Corporate Governance Practices (“NI 58-101”) and National Policy 58-201 - Corporate Governance Guidelines (“NP 58-201”, and together with NI 58-101, the “CSA Guidelines”) set out a series of guidelines for effective corporate governance. Under the CSA Guidelines, the Company must disclose on an annual basis the corporate governance practices it has adopted. The Company summarizes such practices, in addition to certain other governance matters under Schedule “A” to this Information Circular.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires the Company’s directors, executive officers, and persons who own more than 10% of the Company’s Common Shares to file initial reports of ownership and changes in ownership of the Company’s Common Shares with the United States Securities and Exchange Commission (the “SEC”). These individuals are required by the regulations of the SEC to furnish us with copies of all Section 16(a) forms they file. For 2022, the Company’s initial year as a U.S. issuer, all of these individuals timely filed required Form 3s, except for six late Form 3 filings principally due to administrative error by the Company (Mr. Abbott, Mr. Clarke, Mr. Hart, Mr. Kennedy, Ms. Worthington and Mr. Vita). (An amended Form 3 including an additional transaction was also subsequently filed for Mr. Kennedy in 2022.) Also, for 2022, to the best of the Company’s knowledge and information, all required Form 4s were filed by the individuals required to make such filings. Due to administrative error by the Company, Mr. Channon had one late Form 4 filing (constituting two late transactions), Mr. Hart had one late Form 4 filing (constituting two late transactions), Mr. Hussussian had one late Form 4 filing (constituting two late transactions), Mr. Kennedy had two late Form 4 filings (constituting two late transactions), Mr. May had two late Form 4 filings (constituting three late transactions), Dr. Mazanet had two late Form 4 filings (constituting four late transactions), Mr. Olson had two late Form 4 filings (constituting four late transactions), Mr. Sirolly had three late Form 4 filings (constituting five late transactions), Mr. Watson had one late Form 4 filing (constituting 3 late transactions), Mr. Vita had two late Form 4 filings (constituting three late transactions), and Mr. Abbott, Ms. Hill, Mr. Clarke, Ms. Worthington and Mr. Savage each had one late Form 4 filing (constituting one late transaction each). To the best of the Company’s knowledge and information, there were no known Form 5 filing obligations in 2022. For 2023, the Company’s second year as a U.S. issuer, the Company has worked to improve its administrative processes that support these individuals with respect to Section 16(a) filings.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Related Party Transaction Policy

The Company has not adopted a related party transaction policy.

Transactions with Related Persons

Since the beginning of the last fiscal year there have been none and there are no currently proposed transactions, other than as described below, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest.

For the quarter ended September 30, 2021, the Company had anticipatorily accrued $68,000,000 for potential share issuances and cash payments for purposes of acquisition and settlement of pre-existing relationships, inclusive of prospective acquisition costs relating to third-party entities and other litigation costs. On April 18, 2022, in connection with the accrual, the Company issued 18,755,082 common shares and on April 18, 2022 and April 24, 2022 paid approximately $26,000,000 to acquire, by merger, VentureForth Holdings, LLC, which is the owner of VentureForth LLC (“VentureForth”). The Company previously had a management services agreement with VentureForth. In further connection with the accrual, the shares issued, and amounts paid also amicably resolved, with no admissions of liability and in exchange for releases, certain direct, indirect, derivative and indemnification claims relating to a confidential arbitration to which VentureForth, a separate subsidiary of the Company and certain members of the Company’s management team were respondent parties (the “VentureForth Matter”). With respect to the VentureForth Matter, on April 24, 2022, the Company entered into an agreement containing customary terms and conditions, which agreement was negotiated at arm’s length with independent counsel representing the parties, with Michael Abbott, Executive Chairman and Director of the Company, and Nicholas Vita, Chief Executive Officer and Director of the Company, pursuant to which the Company paid $1,654,625 to Mr. Abbott and $976,000 to Mr. Vita to address claims, interests and rights held by Mr. Abbott and Mr. Vita relating to the VentureForth Matter.

SHAREHOLDER PROPOSALS

To be included in the proxy materials for our 2024 annual meeting of shareholders, proposals of shareholders must be received by us no later than June 19, 2024, which is 120 calendar days prior to the first anniversary of the expected mailing date of this proxy statement. Proposals to be included in our proxy materials must comply with the requirements established by the SEC for such proposals, which are set forth in Rule 14a-8 under the Exchange Act.

To comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than September 9, 2024.

OTHER BUSINESS

Management of the Company is not aware of any other business to come before the Meeting other than as set forth in the Notice of Meeting. If any other business properly comes before the Meeting, it is the intention of the persons named in the form of proxy to vote the Shares represented thereby in accordance with their best judgment on such matter.

CONTACT WITH THE BOARD OF DIRECTORS

Shareholders may send communications to the entire Board, to a particular committee, or to an individual Director. The mailing address is The Cannabist Company Holdings Inc., 680 Fifth Ave., 24th Floor, New York, New York 10019, attention: Investor Relations. The letter should state that the sender is a current shareholder.

ADDITIONAL INFORMATION

Additional information relating to the Company is available on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov. Financial information is provided in the audited consolidated financial statements and management’s discussion and analysis of the Company for the year ended December 31, 2022, which has been filed on SEDAR+. Our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 has also been filed with the SEC. Shareholders may also contact the Senior Vice President, Capital Markets of the Company by phone at 212- 271-0915, or by e-mail at Lee.Evans@cannabistcompany.com to request a copy of this document.

Upon written request by a shareholder, we will mail without charge a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, including the financial statements and financial statement schedules, but excluding exhibits. All requests should be directed to the The Cannabist Company Holdings Inc., 680 Fifth Ave., 24th Floor, New York, New York 10019, attention: Investor Relations.

SCHEDULE “A”

STATEMENT OF CORPORATE GOVERNANCE PRACTICES

Capitalized terms used in this Schedule “A” but not otherwise defined herein shall have the meanings ascribed thereto in the Information Circular to which this Schedule “A” is appended.

Set out below is a description of the Company’s current corporate governance practices and other information relating to the Board, per the CSA Guidelines.

The Board and senior management consider good corporate governance to be central to the effective and efficient operation of the Company. Listed below is a brief discussion of the Company’s approach to corporate governance.

Board of Directors

The Board’s principal duties and responsibilities are described in the Company’s Mandate of the Board of Directors, a copy of which is attached hereto as Appendix 1 to Schedule “A”. Certain aspects of the composition and organization of the Board are prescribed and/or governed by the Business Corporations Act (British Columbia) and the constating documents of the Company.

The Board facilitates its exercise of independent supervision over management through the participation of directors. The Board is composed of nine directors of whom six are independent within the meaning of National Instrument 52-110—Audit Committees. The Board members are Nicholas Vita, Michael Abbott, Jeff Clarke, Julie Hill, James A.C. Kennedy, Jonathan P. May, Rosemary Mazanet, Frank Savage and Alison Worthington. Jonathan P. May is the Lead Director.

Director Independence

For purposes of this Information Circular, the independence of our directors is determined under the corporate governance rules of the Nasdaq Stock Market LLC (“Nasdaq”) and the CSA Guidelines. While we are not listed on Nasdaq, we believe Nasdaq rules represent corporate governance best practices and we believe our Board should follow best practices. Under Nasdaq’s corporate governance rules and the CSA Guidelines, in order for a director to be deemed independent, the Board must determine that such director does not have a relationship which would interfere with his or her exercise of independent judgment in carrying out his or her responsibilities as a director. It has been determined that six of our nine directors are independent persons under the independence rules of Nasdaq: Jeff Clarke, Julie Hill, James A.C. Kennedy, Jonathan P. May, Frank Savage and Alison Worthington. Nicholas Vita is not considered independent as he is the Chief Executive Officer of the Company. Michael Abbott is not considered independent as he is the former Executive Chairman of the Company. Rosemary Mazanet is not considered independent because she was previously employed as the Chief Scientific Officer of the Company.

Position Descriptions

The Board has developed a position description for the Lead Director. The role of the Lead Director is to facilitate the functioning of the Board independently of the senior executives of the Company and provide independent leadership to the Board and to the individual directors on the Board. The Board has also developed a position description for the Chair of the Board. The role of the Chair of the Board is to provide overall leadership to enhance the effectiveness and performance of the Board, the committees of the Board, and individual directors of the Board, to work with the Lead Director and other directors to ensure the Board is provided with timely and relevant information as is necessary to effectively discharge its statutory duties and responsibilities and to foster ethical and responsible decision making by the Board, the committees of the Board and individual directors.

Further, the Board has developed written position descriptions for the chair of each board committee. The position descriptions for the chair of each board committee can be found in the corresponding committee charters. Copies of the position descriptions for the Lead Director, the Chair of the Board and the chair of each committee can be found on the Company’s website at https://thecannabistcompany.com.

The Board has not developed a written position description for the Chief Executive Officer. However, the Chief Executive Officer leads the management of the Company’s business and affairs and the implementation of the resolutions and policies of the Board. In this capacity, his key responsibilities are determined with reference to those typically carried out by an individual in this position and by ongoing discussion with the Board and include: leading the development of the Company’s overall strategy; operational direction including facilities development, product development, geographic expansion and strategic relationships; human resources management; Board interaction; risk management; and effective communication with shareholders, clients, employees, regulators and other stakeholders.

Meetings of independent directors

The independent directors meet for in camera sessions without non-independent directors and members of management at the end of each regular Board meeting (unless they waive such requirement).

Attendance

The Board held a total of seven meetings in 2022. Each director attended at least 75% of the total meetings of the Board and the meetings of the committees on which he or she served in 2022, except for Frank Savage(1).

The attendance record of each director for all Board meetings held since the beginning of the Company’s most recently completed financial year (2022 and 2023 YTD) is set out below:

Director	Board Meetings Attended	Audit Committee Meetings Attended	Compensation Committee Meetings Attended	Nomination and Governance Committee Attendance
Nicholas Vita	18/18	N/A	N/A	1/1
Michael Abbott	17/18	N/A	N/A	1/1
Jeff Clarke	18/18	7/7	N/A	1/1
James A.C. Kennedy	17/18	N/A	11/11	1/1
Jonathan P. May	17/18	7/7	10/11	N/A
Frank Savage	12/18	5/7	10/11	1/1
Alison Worthington	14/18	N/A	8/11	N/A
Julie Hill	16/18	N/A	N/A	1/1
Rosemary Mazanet(2)	2/2	N/A	N/A	N/A

Notes:

(1)

As reflected in the table above, for the time period of 2022 and 2023 YTD, Mr. Savage attended at least 75% of the total meetings of the Board and the meetings of the committees on which he served, which is also the case for 2023 YTD.

(2)	Dr. Mazanet was appointed as a director on September 7, 2023.

Directors are not required, but are expected to make every effort, to attend the annual meeting of shareholders. All of the directors at the time of the 2022 annual meeting of shareholders attended the meeting, which was conducted virtually.

Directorships

The following directors are presently directors of other reporting issuers:

Director	Name of Other Reporting Issuer	Stock Exchange
James A.C. Kennedy	United Airlines Holdings, Inc.	Nasdaq

Jeff Clarke	Mondee, Inc.	Nasdaq

Michael Abbott	Target Global Acquisition I Corp.	Nasdaq

Ethical Business Conduct

The Company has adopted a Code of Ethics, a copy of which can be found on the Company’s website at https://cannabistcompany.com.

All Board members, officers, employees, consultants, contractors and agents of the Company (collectively, “Representatives”) are committed to maintaining the highest standards of integrity and ethical business conduct in the management of the Company and their interaction with all key securityholders.

The Company expects all Representatives to conduct themselves in an ethical and law-abiding manner, in all areas, including but not limited to conflicts of interest and the protection and proper use of corporate assets, information and opportunities.

Conflicts of Interest

Representatives shall act honestly and in good faith in discharging their duties with a view to the best interests of the Company. Representatives are expected to put the interests of the Company before their own. Representatives shall avoid situations involving a conflict, or potential conflict, between their personal, family or business interests, and the interests of the Company.

Pursuant to the Business Corporations Act (British Columbia), any officer or director of the Company with a conflict of interest must disclose the nature and extent of such conflict to the Board and recuse themselves from a matter that materially conflicts with that individual’s duty as a director or senior officer of the Company. If a Representative is faced with a conflict, they shall promptly disclose such conflict, or potential conflict, to the Corporate Secretary.

Protection and Proper Use of Corporate Assets, Information and Opportunities

All Representatives shall deal with the Company’s assets, including all data, information (confidential or otherwise), records, products, material, facilities, inventory, “know-how”, trade secrets, trademarks, copyrights and other intellectual property, and equipment, with the strictest integrity and with due regard to the interests of the Company. Similarly, Representatives must not disclose commercially confidential or otherwise sensitive information. The Company’s assets may not to be used for personal gain or benefit. In addition, all Representatives must act in a manner to protect such assets from loss, damage, misuse, theft, misappropriation, disparagement and waste, and ensure that such assets are used only for legitimate business purposes.

Information is one of the Company’s key assets. It is the Company’s policy to ensure that its proprietary and confidential information, including proprietary and confidential information that has been entrusted to the Company by others (“Confidential Information”), is adequately safeguarded. All Representatives are responsible for protecting Confidential Information, including information about the Company’s business, assets, opportunities, suppliers and competitors, from unauthorized advertent or inadvertent disclosure.

Compliance with Laws, Rules and Regulations

All Representatives shall comply with the laws, rules and regulations of the jurisdictions where they carry out their duties and all jurisdictions where the Company conducts its business activities. All Representatives shall comply with the Code of Ethics and all Company policies that apply to them, including, without limitation, the Code of Ethics, Anti-Bribery and Anti-Corruption Compliance Policy, Insider Trading Policy, and Whistleblower Policy.

Compliance with and Violations of the Code

The Nomination and Governance Committee is responsible for reviewing and evaluating the Code of Ethics at least annually and will recommend any necessary or appropriate changes to the Board for consideration.

Director Term Limits and Other Mechanisms of Board Renewal

The Company does not have a retirement policy and does not discriminate based on age. The Company considers it to be an integral role of the Board and the Nomination and Governance Committee to assess director engagement and fitness to be a director of the Company.

Similarly, the Board has not adopted a term limit for Directors or established a formal process for the renewal of Board membership. The Board is of the view that the imposition of arbitrary director term limits may diminish the benefits derived from continuity amongst members and their familiarity with the Company and the industry in which it operates, and could unnecessarily expose the Company to losing experienced and valuable talent. The Board’s renewal process is built around the concept of performance management. To that end, the Board relies on assessment, and the role of the Nomination and Governance Committee, to ensure the quality and expertise of its Board.

Diversity

Policies Regarding the Representation of Women

The Board does not currently have a formal policy with regard to the consideration of diversity in identifying director or executive nominees or a written policy relating to the identification and nomination of women directors or executives. The Company has not adopted such formal policies on diversity but regularly considers diversity (including the representation of women on the Board) as one of a number of relevant factors when considering potential new nominees. The Company recognizes the potential benefit of diversity in leadership positions, including with respect to its Board and executive officer positions. The Board is committed to increasing the level of diversity at the Board and executive officer level as Board and management turnover occurs from time to time taking into account the relevant career experience, industry knowledge and experience, and financial and other specialized experience desired at a particular time by the Board and its committees.

Consideration of the Representation of Women in the Director Identification and Selection Process

In general, the Board aspires to continuously improve the diversity of the Board and the Company’s management team. While the Board has not adopted any formal diversity policies and makes executive officer appointment decisions based on merit, the Board believes that diversity (including, but not limited to, gender) is important to ensure that the profiles of directors and members of the Company’s executive management provide the necessary range of perspectives, experience and expertise required to achieve effective stewardship and management. The Company believes that diversity is an important attribute of a well-functioning Board and an efficient team of executive officers. The Company recognizes that gender diversity is a significant aspect of diversity and believes women play an important leadership role in executing on the Company’s strategy, and this belief forms an important part of the focus of management in the appointment and recruitment of officers and the Board in the search and selection of nominee directors.

Targets Regarding the Representation of Women on the Board and in Executive Officer Positions

At this time, the Company has not adopted a target regarding the representation of women on the Board or in executive officer positions. The Company does not adopt targets because the Company is of the view that its current practice of considering diversity as a factor in selecting candidates as potential directors or executive officers permits the Company to balance the benefit of diversity with other relevant considerations, including relevant career experience, industry knowledge and experience, and financial and other specialized experience.

The Board includes three women (33% of directors). Thirty-five percent (35%) of the Company’s senior leadership (executive officers, executive vice presidents, senior vice presidents, vice presidents and directors) are women.

Directors’ and Officers’ Liability Insurance

The Company carries a directors’ and officers’ liability insurance policy which is designed to protect the Company and its directors and officers against any legal action which may arise as a result of alleged wrongful acts on the part of directors and/or officers of the Company as well as securities related litigation. Such policy is written with a maximum limit and subject to a corporate deductible on all claims.

NOMINATION AND GOVERNANCE COMMITTEE INFORMATION

The Nomination and Governance Committee is governed by a Nomination and Governance Committee Charter, a copy of which can be found on the Company’s website at https://cannabistcompany.com.

Nomination of Directors

The Nomination and Governance Committee is currently comprised of Frank Savage, Michael Abbott, Jeff Clarke, James A.C. Kennedy, Nicholas Vita and Julie Hill (chair). The majority of Committee members are independent directors as Frank Savage, Jeff Clarke, James A.C. Kennedy and Julie Hill hold four of the six seats, while Nicholas Vita and Michael Abbott are not considered to be independent given their positions as the Chief Executive Officer and former Executive Chairman of the Company, respectively. The Board is confident that any potential risk of the non-independent directors being unable to exercise impartial judgment would be mitigated by the fact that the majority of the committee members are independent directors. Therefore, the Board is of the view that Nicholas Vita and Michael Abbott’s current and former roles with the Company do not render them unable to exercise the impartial judgement necessary for the Nomination & Governance Committee to conduct an objective nomination process.

Periodically, the Nomination and Governance Committee (i) reviews and assesses the size, composition and operation of the Board to ensure effective decision making; (ii) reviews and assesses the size, composition and chairpersons of all of the committees of the Board; and (iii) identifies and reviews candidates for appointment or nomination to the Board based upon an assessment of the independence, skills, qualifications and experience of the candidate, and makes recommendations to the Board for consideration.

In respect of nomination of candidates for election to the Board, the Nomination and Governance Committee (i) coordinates the search for qualified candidates with input from management and the Board; (ii) may engage a candidate search firm to assist in identifying potential nominees, if it deems such engagement necessary and appropriate; (iii) recommends a nominee and seeks Board endorsement of the selected candidate, based on its judgment as to which candidate will best serve the interests of the Company’s Shareholders.

The Nomination and Governance Committee does not have a formal policy that addresses director candidates recommended by shareholders because the Board believes that its current director solicitation processes and shareholder engagement are sufficient to incorporate shareholder involvement without a formal policy. Additionally, the Nomination and Governance Committee will consider director candidates recommended by shareholders, and its process and criteria for considering such recommendations are no different than its process and criteria for screening and evaluating candidates suggested by directors, management of the Company, or third parties.

Board Assessments

The Nomination and Governance Committee is responsible for monitoring the effectiveness of the Board and the performance of the directors. The Nomination and Governance Committee assesses the operation of the Board and the committees, the adequacy of information given to directors, communication between the Board and management, and the strategic direction and processes of the Board and committees. The Nomination and Governance Committee recommends changes to enhance the performance of the Board accordingly.

Based upon the Corporation’s size, its current state of development and the number of individuals on the Board, the Board considers a formal process for assessing the effectiveness and contribution of the Board as a whole, its committees or individual directors to be unnecessary at this time. In light of the fact that the Board and its committees meet on several occasions each year, each director has regular opportunities to assess the Board as a whole, its committees and other directors in relation to the Board’s and such director’s assessment of the competencies and skills that the Board and its committees should possess. The Board plans to continue to evaluate its own effectiveness and the effectiveness of its committees and individual directors in such manner.

Orientation and Continuing Education

The Nomination and Governance Committee provides all new directors with orientation to, among other things, fully understand the role of the Board and its committees, the contribution individual directors are expected to make, and the nature and operation of the Company’s business. The Nomination and Governance Committee also supports continuing education opportunities for all directors so that individual directors may maintain or enhance their skills and abilities as directors, as well as to ensure their knowledge and understanding of the Company’s business remains current.

COMPENSATION COMMITTEE INFORMATION

The Compensation Committee is governed by a Compensation Committee Charter, a copy of which can be found on the Company’s website at https://cannabistcompany.com. For information regarding the Company’s Compensation Committee, including the process by which the Compensation Committee determines compensation for the Company’s directors and officers, the composition of the Compensation Committee and the powers, operation and responsibilities of the Compensation Committee, please see under the heading “Executive Compensation—Compensation Governance”.

AUDIT COMMITTEE INFORMATION

The Audit Committee is governed by an Audit Committee Charter, a copy of which can be found on the Company’s website at https://cannabistcompany.com and attached hereto as Appendix 2 to Schedule “A”.

Composition of the Audit Committee

As of the date of the Information Circular to which this Schedule “A” is appended, the following were the members of the Audit Committee:

Name	Independence	Financial Literacy
Jeff Clarke(1)	Yes	Yes

Jonathan P. May	Yes	Yes

Frank Savage	Yes	Yes

Note:

(1)	Chair of Audit Committee.

Relevant Education and Experience

The Board believes that the composition of the Audit Committee reflects financial literacy and expertise. Currently, all members of the Audit Committee have been determined by the Board to be “independent” and “financially literate” as such terms are defined under National Instrument 52-110—Audit Committees. The Board has made these determinations based on the education as well as breadth and depth of experience of each member of the Audit Committee.

All the members of the Audit Committee have the education and/or practical experience required to understand and evaluate financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements. The following is a brief summary of the education and experience of each member of the Audit Committee that is relevant to the performance of his or her responsibilities as an Audit Committee member:

Jeff Clarke, Director (Chair of the Audit Committee)

Mr. Clarke currently serves as the interim chief executive officer of Doxim, Inc., a private company. Prior to this Mr. Clarke served as executive chairman and interim chief executive officer of FTD, LLC, a private company. Prior to this Mr. Clarke served as chief executive officer of Eastman Kodak Company (NYSE:KODK). Mr. Clarke has held numerous roles within the technology industry, including chief executive officer, chairman and executive chair positions at Travelport Limited, a private company. He has also served as chief operating officer of CA Software, executive vice president of Hewlett-Packard Company and chief financial officer of Compaq Computer. Mr. Clarke is a board member of Mondee, Inc, (NASDAQ:MOND), Co-Pilot IQ, a private company and Ellipsis Health, a private company. Mr. Clarke is a former director of the following publicly traded firms Autodesk, Compuware, Emerge Technology Acquisition Company, Red Hat and UTStarcom. He earned his MBA from Northeastern University and now serves as a Northeastern University Trustee.

Jonathan P. May, Lead Director

Jonathan May is currently Co-Founder and Managing Director of Floresta Ventures, LLC. Floresta invests, owns and operates restaurant and retail concepts. He is also a co-founder and managing director of Floresta Partners, LLC, a consulting firm focusing on growing multi-unit restaurant and retail concepts. Prior to forming Floresta, Mr. May was Executive Director of Natural Capital Partners Holdings LLC. NCPH works with corporations to measure their environmental impact and deliver solutions for positive impact on carbon, renewable energy, water, biodiversity and communities. Previously Mr. May was a founder and Managing Director of Catalytic Capital LLC, a private equity firm focused on growing retail and consumer branded companies. Before co-founding Catalytic Capital, Mr. May was Senior Vice President of Corporate Development for Triarc Companies, Inc. where he was responsible for merger identification and execution, corporate finance, and strategic planning. Mr. May also served as Chief Executive Officer of Arby’s, Inc., where he managed the growth of 3,400 restaurants comprising $2.5 billion of global system-wide sales. Mr. May held a variety of strategic and operating roles at Arby’s before becoming CEO. Mr. May was the Lead Independent Director of INDUS Realty Trust, Inc., a publicly traded real estate company until it was sold in 2023. He is also a Director of Bridgewater Chocolate, LLC, a private chocolate manufacturer and retailer. Mr. May formerly was a board member of Sneaker Villa and Marketwatch.com.

Frank Savage, Director

Frank Savage serves as the Managing Partner of Savage Holdings, LLC, a global financial services company and has previously held senior positions at Citibank, Equitable Life Assurance Corp. (now AXA Inc.) and Alliance Capital Management International as its Chairman. He currently serves on the board of directors of Bloomberg

L.P., and has served on the boards of a number of corporations and non-profit organizations, including Lockheed Martin, Inc. and Qualcomm Inc. Mr. Savage earned a Bachelor of Arts degree from Howard University, a Master of Arts degree from the Johns Hopkins Nitze School of Advanced International Studies, and was the recipient of an Honorary Doctorate of Humane Letters from Hofstra University and an honorary Doctor of Humanities degree from Howard University. He serves as Chair Emeritus of Howard University and Trustee Emeritus of The Johns Hopkins University.

Audit Committee Oversight

At no time since the commencement of the most recently completed financial year of the Company was a recommendation of the Audit Committee to nominate or compensate an external auditor not adopted by the directors of the Company.

Reliance on Certain Exemptions

Since the commencement of the Company’s most recently completed financial year, the Company has not relied on the exemptions contained in sections 2.4 or 8 of NI 52-110. Section 2.4 (De Minimis Non-audit Services) provides an exemption from the requirement that the Audit Committee must pre-approve all non-audit services to be provided by the auditor, where the total amount of fees related to the non-audit services are not expected to exceed 5% of the total fees payable to the auditor in the fiscal year in which the non-audit services were provided. Section 8 (Exemptions) permits a company to apply to a securities regulatory authority for an exemption from the requirements of NI 52-110 in whole or in part.

Audit and Non-Audit Fees

The following table sets forth fees paid to the Company’s auditors, Davidson & Company LLP, in 2022 and 2021 for audit and non-audit services. All of the services described below were approved in accordance with the Company’s pre-approval policy, which is described in the section above entitled “Pre-Approval Policies and Procedures.”

	2022	2021
Audit fees(1)	$1,300,000	$1,195,000
Audit-related fees(2)	375,000	69,082
Tax fees(3)	—	—
All other fees(4)	—	—

Total	$1,675,000	1,264,082

Notes:

(1)	“Audit Fees” include the aggregate professional fees paid to the external auditors for the audit of the annual consolidated financial statements and other annual regulatory audits and filings.
(2)

“Audit Related Fees” includes the aggregate fees paid to the external auditors for services related to the audit services, including reviewing quarterly financial statements and management’s discussion thereon and conferring with the Board and Audit Committee regarding financial reporting and accounting standards.

(3)	“Tax Fees” include the aggregate fees paid to external auditors for tax compliance, tax advice, tax planning and advisory services, including namely preparation of tax returns.
(4)	“Other Fees” include fees for assurance procedures in connection with filings statements and information circulars and services related to underwriter’s due diligence.

AUDIT COMMITTEE REPORT

In the course of providing its oversight responsibilities regarding the Company’s financial statements for the year ended December 31, 2022, the Audit Committee reviewed and discussed the audited financial statements, which appear in our Annual Report on Form 10-K, with management and Davidson & Company LLP, our independent auditor. The Audit Committee reviewed accounting principles, practices and judgments as well as the adequacy and clarity of the notes to the financial statements.

The Audit Committee has discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the U.S. Securities and Exchange Commission. The Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee has discussed with the independent auditor that auditor’s independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report to Shareholders on Form 10-K for the year ended December 31, 2022. The Audit Committee and the Board have also recommended the appointment of Davidson & Company LLP as independent auditors for the Company for the fiscal year ending December 31, 2023.

Submitted by the Audit Committee Members:

Jeff Clarke

Jonathan P. May

Frank Savage

APPENDIX 1 TO SCHEDULE “A”

MANDATE OF THE BOARD OF DIRECTORS

Section 1 Introduction

The members of the board of directors (respectively, the “Directors” and the “Board”) of The Cannabist Company Holdings Inc. (the “Company”) are elected by the shareholders of Company and are responsible for the stewardship of Company. The purpose of this mandate (the “Board Mandate”) is to describe the principal duties and responsibilities of the Board, as well as some of the policies and procedures that apply to the Board in discharging its duties and responsibilities.

Certain aspects of the composition and organization of the Board are prescribed and/or governed by the Business Corporations Act (British Columbia) and the constating documents of the Company.

Section 2 Chair of the Board

The chair of the Board (the “Chair”) shall be appointed by the board of directors.

Section 3 Board Size

The constating documents of the Company provide that the Board shall be comprised of a minimum of three (3) Directors and a maximum of fifteen (15) Directors. The Board shall initially be comprised of seven (7) Directors. The Board shall periodically review its size in light of its duties and responsibilities from time to time.

Section 4 Independence

The Board shall be comprised of a minimum of three independent Directors. A Director shall be considered independent if he or she would be considered independent for the purposes of National Instrument 58-101 - Disclosure of Corporate Governance Practices.

Section 5 Role and Responsibilities of the Board

The Board is responsible for supervising the management of the business and affairs of the Company and is expected to focus on guidance and strategic oversight with a view to increasing shareholder value.

In accordance with the Business Corporations Act (British Columbia), in discharging his or her duties, each Director must act honestly and in good faith, with a view to the best interests of the Company. Each Director must also exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

Section 6 Board Meetings

(1) In accordance with the constating documents of the Company, meetings of the Board may be held at such times and places as the Chair may determine and as many times per year as necessary to effectively carry out the Board’s responsibilities. The independent Directors may meet without senior executives of the Company or any non-Independent Directors, as required.

(2) The Chair shall be responsible for establishing or causing to be established the agenda for each Board meeting, and for ensuring that regular minutes of Board proceedings are kept and circulated on a timely basis for review and approval.

(3) The Board may invite, at its discretion, any other individuals to attend its meetings. Senior executives of the Company shall attend a meeting if invited by the Board.

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Section 7 Delegations and Approval Authorities

(1) The Board shall appoint the Executive Chair and chief executive officer of the Company (the “CEO”) and delegate to the Executive Chair, CEO and other senior executives the authority over the day-to-day management of the business and affairs of Company.

(2) The Board may delegate certain matters it is responsible for to the committees of the Board, currently consisting of the Audit Committee, the Compensation Committee and the Nomination and Governance Committee. The Board may appoint other committees, as it deems appropriate to the extent permissible under applicable law. The Board will, however, retain its oversight function and ultimate responsibility for such matters and associated delegated responsibilities.

Section 8 Strategic Planning Process and Risk Management

(1) The Board shall adopt a strategic planning process to establish objectives and goals for the Company’s business and shall review, approve and modify as appropriate the strategies proposed by senior executives to achieve such objectives and goals. The Board shall review and approve, at least on an annual basis, a strategic plan which takes into account, among other things, the opportunities and risks of the Company’s business and affairs.

(2) The Board, in conjunction with management, shall be responsible to identify the principal risks of the Company’s business and oversee management’s implementation of appropriate systems to seek to effectively monitor, manage and mitigate the impact of such risks. Pursuant to its duty to oversee the implementation of effective risk management policies and procedures, the Board may delegate to applicable Board committees the responsibility for assessing and implementing appropriate policies and procedures to address specified risks, including delegation of financial and related risk management to the Audit Committee and delegation of risks associated with compensation policies and practices to the Compensation Committee.

Section 9 Succession Planning, Appointment and Supervision of Senior Executives

(1) The Board shall approve the corporate goals and objectives of the Executive Chair and CEO and, with the assistance of the Nomination and Governance Committee, review the performance of the Executive Chair and CEO against such corporate goals and objectives. The Board shall take steps to satisfy itself as to the quality of the Executive Chair, CEO and other senior executives of the Company and that the Executive Chair, CEO and other senior executives create a culture of integrity throughout the organization.

(2) The Board shall approve the succession plan for the Company, including the selection, appointment, supervision and evaluation of the senior executives of Company, and shall also approve the compensation of the senior executives of Company upon recommendation of the Compensation Committee.

Section 10 Financial Reporting and Internal Controls

The Board shall review and monitor, with the assistance of the Audit Committee, the adequacy and effectiveness of the Company’s system of internal control over financial reporting, including any significant deficiencies or changes in internal control and the quality and integrity of the Company’s external financial reporting processes.

Section 11 Regulatory Filings

The Board shall approve applicable regulatory filings that require or are advisable for the Board to approve, which the Board may delegate in accordance with Section 7(b) of this mandate. These include, but are not limited to, the annual audited financial statements, interim financial statements and related management discussion and analysis accompanying such financial statements, management proxy circulars, annual information forms, offering documents and other applicable disclosure.

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Section 12 Corporate Disclosure and Communications

The Board will seek to ensure that corporate disclosure of the Company complies with all applicable laws, rules and regulations and the rules and regulations of the stock exchanges upon which Company’s securities are listed. In addition, the Board shall adopt appropriate procedures designed to permit the Board to receive feedback from shareholders on material issues.

Section 13 Corporate Policies

The Board shall adopt and periodically review policies and procedures designed to ensure that the Company and its Directors, officers and employees comply with all applicable laws, rules and regulations and conduct the Company’s business ethically and with honesty and integrity.

Section 14 Review of Mandate

The Board may, from time to time, permit departures from the terms of this Board Mandate, either prospectively or retrospectively. This Board Mandate is not intended to give rise to civil liability on the part of the Company or its Directors or officers to shareholders, security holders, customers, suppliers, partners, competitors, employees or other persons, or to any other liability whatsoever on their part.

The Board may review and recommend changes to the Board Mandate from time to time and the Nomination and Governance Committee may periodically review and assess the adequacy of this mandate and recommend any proposed changes to the Board for consideration.

Dated: April 26, 2019 (with name updated September 2023)

Approved by: Board of Directors of the Company

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APPENDIX 2 TO SCHEDULE “A”

AUDIT COMMITTEE CHARTER

This charter (the “Charter”) sets forth the purpose, composition, responsibilities and authority of the Audit Committee (the “Committee”) of the board of directors (the “Board”) of The Cannabist Company Holdings Inc. (the “Company”).

Section 1 Statement of Purpose

The purpose of the Committee is to assist the Board in fulfilling its oversight responsibilities with respect to:

•	financial reporting and related financial disclosure;

•	the implementation of risk management and internal control over financial reporting and disclosure controls and procedures; and

•	external and internal audit processes.

Section 2 Committee Membership

The Committee shall consist of as many directors of the Board as the Board may determine (the “Members”), but in any event, not less than 3 (three) Members. Each Member shall meet the criteria for independence and financial literacy established by applicable laws and the rules of any stock exchanges upon which the Company’s securities are listed, including National Instrument 52-110 - Audit Committees (“NI 52-110”) subject to any exceptions permitted under NI 52-110. NI 52-110 also requires that to be independent, a Member be free of any relationship which could, in the view of the Board, reasonably interfere with the exercise of a Member’s independent judgment.

Members shall be appointed by the Board, taking into account any recommendation that may be made by the Nomination and Governance Committee of the Board. Any Member may be removed and replaced at any time by the Board and will automatically cease to be a Member if he or she ceases to meet the qualifications required of Members. The Board will fill vacancies on the Committee by appointment from among qualified directors of the Board, taking into account any recommendation that may be made by the Nomination and Governance Committee. If a vacancy exists on the Committee, the remaining Members may exercise all of its powers so long as there is a quorum.

Chair

The Board will designate one of the independent directors of the Board to be the chair of the Committee (the “Chair”), taking into account any recommendation that may be made by the Nomination and Governance Committee.

Qualifications

At least three Members shall be independent and financially literate as described above. Members must have suitable experience and must be familiar with auditing and financial matters.

Attendance of Ex Officio Members, Management and other Persons

The Committee may invite, at its discretion, senior executives of the Company or such persons as it sees fit to attend meetings of the Committee and to take part in the discussion and consideration of the affairs of the Committee. The Committee may also require senior executives or other employees of the Company to produce such information and reports as the Committee may deem appropriate in the proper exercise of its duties. Senior executives and other employees of the Company shall attend a Committee meeting if invited by the Committee. The Committee may meet without senior executives in attendance for a portion of any meeting of the Committee.

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Delegation

Subject to applicable law, the Committee may delegate any or all of its functions to any of its Members or any sub-set thereof, or other persons, from time to time as it sees fit.

Section 3 Committee Operations

Meetings

The Chair, in consultation with the other Members, shall determine the schedule and frequency of meetings of the Committee. Meetings of the Committee shall be held at such times and places as the Chair may determine. To the extent possible, advance notice of each meeting will be given to each Member unless all Members are present and waive notice, or if those absent waive notice before or after a meeting. Members may attend all meetings of the Committee either in person or by telephone, video or other electronic means. Powers of the Committee may also be exercised by written resolutions signed by all Members.

At the request of the external auditors of the Company, the Chief Executive Officer or the Chief Financial Officer of the Company or any Member, the Chair shall convene a meeting of the Committee. Any such request shall set out in reasonable detail the business proposed to be conducted at the meeting so requested.

Agenda and Reporting

To the extent possible, in advance of every regular meeting of the Committee, the Chair shall prepare and distribute, or cause to be prepared and distributed, to the Members and others as deemed appropriate by the Chair, an agenda of matters to be addressed at the meeting together with appropriate briefing materials. The Committee may require senior executives and other employees of the Company to produce such information and reports as the Committee may deem appropriate in order for it to fulfill its duties.

The Chair shall report to the Board on the Committee’s activities since the last Board meeting. However, the Chair may report orally to the Board on any matter in his or her view requiring the immediate attention of the Board. Minutes of each meeting of the Committee shall be circulated to the Directors following approval of the minutes by the Members. The Committee shall oversee the preparation of, review and approve the applicable disclosure for inclusion in the Company’s annual information form.

Secretary and Minutes

The secretary of the Company may act as secretary of the Committee unless an alternative secretary is appointed by the Committee. The secretary of the Committee shall keep regular minutes of Committee proceedings and shall circulate such minutes to all Members and to the chair of the Board (and to any other Director that requests that they be sent to him or her) on a timely basis.

Quorum and Procedure

A quorum for any meeting of the Committee will be a simple majority. The procedure at meetings will be determined by the Committee. The powers of the Committee may be exercised at a meeting where a quorum is present or by resolution in writing signed by all Members. In the absence of the Chair, the Committee may appoint one of its other Members to act as Chair of any meeting.

Exercise of Power between Meetings

Between meetings, the Chair, or any Member designated for such purpose by the Committee, may, if required in the circumstance, exercise any power delegated by the Committee on an interim basis. The Chair or other designated Member will promptly report to the other Members in any case in which this interim power is exercised.

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Section 4 Duties and Responsibilities

The Committee is responsible for performing the duties set out below and any other duties that may be assigned to it by the Board as well as any other functions that may be necessary or appropriate for the performance of its duties.

Financial Reporting and Disclosure

Review and recommend to the Board for approval, the audited annual financial statements, including the auditors’ report thereon, the quarterly financial statements, management discussion and analysis, financial reports, and other applicable financial disclosure, prior to the public disclosure of such information.

Review and recommend to the Board for approval, where appropriate, financial information contained in any prospectuses, annual information forms, annual reports to shareholders, management proxy circulars, material change disclosures of a financial nature and similar disclosure documents prior to the public disclosure of such documents or information.

Review with senior executives of the Company, and with external auditors, significant accounting principles and disclosure issues and alternative treatments under International Financial Reporting Standards (“IFRS”), with a view to gaining reasonable assurance that financial statements are accurate, complete and present fairly the Company’s financial position and the results of its operations in accordance with IFRS, as applicable.

Seek to ensure that adequate procedures are in place for the review of the Company’s public disclosure of financial information extracted or derived from the Company’s financial statements, the Company’s disclosure controls and procedures and periodically assess the adequacy of those procedures and recommend any proposed changes to the Board for consideration.

Internal Controls and Internal Audit

Review the adequacy and effectiveness of the Company’s internal control and management information systems through discussions with senior executives of the Company and the external auditor relating to the maintenance of: (i) necessary books, records and accounts in sufficient detail to accurately and fairly reflect the Company’s transactions; (ii) effective internal control over financial reporting; and (iii) adequate processes for assessing the risk of material misstatements in the financial statements and for detecting control weaknesses or fraud. From time to time the Committee shall assess any requirements or changes with respect to the establishment or operations of the internal audit function having regard to the size and stage of development of the Company at any particular time.

Satisfy itself, through discussions with senior executives of the Company that the adequacy of internal controls, systems and procedures has been periodically assessed in accordance with regulatory requirements and recommendations.

Review and discuss the Company’s major financial risk exposures and the steps taken to monitor and control such exposures, including the use of any financial derivatives and hedging activities.

Review and make recommendations to the Board regarding, the adequacy of the Company’s risk management policies and procedures with regard to identification of the Company’s principal risks and implementation of appropriate systems and controls to manage such risks including an assessment of the adequacy of insurance coverage maintained by the Company.

Periodically review the Company’s policies and procedures for reviewing and approving or ratifying related-party transactions.

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External Audit

Recommend to the Board a firm of external auditors to be nominated for appointment as the external auditor of the Company.

Ensure the external auditors report directly to the Committee on a regular basis.

Review the independence of the external auditors.

Review and recommend to the Board the fee, scope and timing of the audit and other related services rendered by the external auditors.

Review the audit plan of the external auditors prior to the commencement of any audit. Establish and maintain a direct line of communication with the Company’s external auditors.

Meet in camera with only the auditors, senior executives of the Company, or the Members, where and to the extent that, such parties are present, at any meeting of the Committee.

Oversee the work of the external auditors of the Company with respect to preparing and issuing an audit report or performing other audit or review services for the Company, including the resolution of issues between senior executives of the Company and the external auditors.

Review the results of the external audit and the external auditor’s report thereon, including, discussions with the external auditors as to the quality of accounting principles used and any alternative treatments of financial information that have been discussed with senior executives of the Company and any other matters.

Review any material written communications between senior executives of the Company and the external auditors and any significant disagreements between the senior executives and the external auditors.

Discuss with the external auditors their perception of the Company’s financial and accounting personnel, records and systems, the cooperation which the external auditors received during their course of their review and availability of records, data and other requested information and any recommendations with respect thereto.

Discuss with the external auditors their perception of the Company’s identification and management of risks, including the adequacy or effectiveness of policies and procedures implemented to mitigate such risks.

Review the reasons for any proposed change in the external auditors which is not initiated by the Committee or Board and any other significant issues related to the change, including the response of the incumbent auditors, and enquire as to the qualifications of the proposed auditors before making its recommendations to the Board.

Review annually a report from the external auditors in respect of their internal quality-control procedures, any material issues raised by the most recent internal quality-control review, or peer review of the external auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the external auditors, and any steps taken to address any such issues.

Associated Responsibilities

Monitor and periodically review the Whistleblower Policy of the Company and associated procedures for:

•	the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters;

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•	the confidential, anonymous submission by directors, officers and employees of the Company of concerns regarding questionable accounting or auditing matters; and

•	if applicable, any violations of applicable law, rules or regulations that relates to corporate reporting and disclosure, or violations of the Company’s Code of Ethics.

Review and approve the Company’s hiring policies regarding employees and partners, and former employees and partners, of the present and former external auditors of the Company.

Non-Audit Services

Pre-approve all non-audit services to be provided to the Company or any subsidiary entities by its external auditors or by the external auditors of such subsidiary entities. The Committee may delegate to one or more of its Members the authority to pre-approve non-audit services but pre-approval by such Member or Members so delegated shall be presented to the full Committee at its first scheduled meeting following such pre-approval.

Other Duties

Direct and supervise the investigation into any matter brought to its attention within the scope of the Committee’s duties. Perform such other duties as may be assigned to it by the Board from time to time or as may be required by applicable law.

Section 5 The Committee Chair

In addition to the responsibilities of the Chair described above, the Chair has the primary responsibility for overseeing and reporting on the evaluations to be conducted by the Committee, as well as monitoring developments with respect to accounting and auditing matters in general and reporting to the Committee on any related significant developments.

Section 6 Committee Evaluation

The performance of the Committee shall be evaluated by the Board as part of its regular evaluation of the Board committees.

Section 7 Access to Information and Authority to Retain Independent Advisors

The Committee shall be granted unrestricted access to all information regarding the Company that is necessary or desirable to fulfill its duties and all directors of the Company, officers and employees will be directed to cooperate as requested by Members. The Committee has the authority to retain, at the Company’s expense, independent legal, financial, and other advisors, consultants and experts to assist the Committee in fulfilling its duties and responsibilities, including sole authority to retain and to approve their fees. The Committee shall select such advisors, consultants and experts after taking into consideration factors relevant to their independence from management and other relevant considerations.

The Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management and the external advisers, in accordance with its business judgment. Members are entitled to rely, absent knowledge to the contrary, on the integrity of the persons and organizations from whom they receive information, and on the accuracy and completeness of the information provided. Nothing in this Charter is intended or may be construed as imposing on any member of the Committee or the Board a standard of care or diligence that is in any way more onerous or extensive than the standard to which the directors are subject under applicable law.

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The Committee also has the authority to communicate directly with internal and external auditors. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate or comply with IFRS and other applicable requirements. These are the responsibilities of the senior executives of the Company responsible for such matters and the external auditors. The Committee, the Chair and any Members identified as having accounting or related financial expertise are members of the Board, appointed to the Committee to provide broad oversight of the financial, risk and control related activities of the Company, and are specifically not accountable or responsible for the day to day operation or performance of such activities. Although the designation of a Member as having accounting or related financial expertise for disclosure purposes is based on that individual’s education and experience, which that individual will bring to bear in carrying out his or her duties on the Committee, such designation does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Committee and Board in the absence of such designation. Rather, the role of a Member who is identified as having accounting or related financial expertise, like the role of all Members, is to oversee the process, not to certify or guarantee the internal or external audit of the Company’s financial information or public disclosure. This Charter is not intended to change or interpret the constating documents of the Company or applicable law or stock exchange rule to which the Company is subject, and this Charter should be interpreted in a manner consistent with all such applicable laws and rules.

The Board may, from time to time, permit departures from the terms of this Charter, either prospectively or retrospectively. This Charter is not intended to give rise to civil liability on the part of the Company or its Directors or officers to shareholders, security holders, customers, suppliers, partners, competitors, employees or other persons, or to any other liability whatsoever on their part.

Section 8 Review of Charter

The Committee shall periodically review and assess the adequacy of this Charter and recommend any proposed changes to the Board for consideration.

Dated: April 26, 2019 (with name updated in September 2023)

Approved by: Board of Directors of the Company

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SCHEDULE “B”

OMNIBUS PLAN RESOLUTION

In order to be effective, the following ordinary resolution requires approval by a majority of the votes duly cast online or by proxy by the Shareholders at the Meeting.

BE IT RESOLVED as an ordinary resolution of the Shareholders of the Company that:

1.

The Amended and Restated Omnibus Long-Term Incentive Plan (the “Omnibus Plan”) of the Company, substantially in the form as set forth in Schedule “C” of the Company’s management information circular dated October 17, 2023 (the “Information Circular”), is renewed and approved as the omnibus long-term incentive plan of the Company;

2.	The proposed amendments to the Omnibus Plan set out in the Information Circular, are hereby approved;

3.	The form of Omnibus Plan may be amended in order to satisfy the requirements or requests of any regulatory authorities without requiring further approval of the Shareholders;

4.

Any director of officer of the Company be and he or she is hereby authorized and directed, on behalf of the Company, to execute and deliver all such documents and to do all such other acts or things as he or she may determine to be necessary or advisable to give effect to this resolution.

It is the intention of the persons named in the enclosed form of proxy, if not expressly directed to the contrary in the proxy, to vote FOR the ordinary resolution authorizing the approval of the Omnibus Plan.

B-1

SCHEDULE “C”

THE CANNABIST COMPANY HOLDINGS

AMENDED AND RESTATED OMNIBUS LONG-TERM INCENTIVE PLAN

C-1

THE CANNABIST COMPANY HOLDINGS INC.

(formerly known as Columbia Care Inc.)

AMENDED AND RESTATED OMNIBUS LONG-TERM INCENTIVE PLAN

THE CANNABIST COMPANY HOLDINGS INC.

AMENDED AND RESTATED OMNIBUS LONG-TERM INCENTIVE PLAN

The Cannabist Company Holdings Inc. (the “Company”) has established an Omnibus Long-Term Incentive Plan (the “Plan”) effective April 26, 2019 for certain qualified directors, officers, employees and Consultants (as defined herein), providing ongoing services to the Company and/or its Subsidiaries (as defined herein) that can have a significant impact on the Company’s long-term results.

ARTICLE 1—DEFINITIONS

Section 1.1 Definitions.

Where used herein or in any amendments hereto or in any communication required or permitted to be given hereunder, the following terms shall have the following meanings, respectively, unless the context otherwise requires:

“Affiliates” has the meaning given to this term in the Securities Act (Ontario), as such legislation may be amended, supplemented or replaced from time to time;

“Associate”, where used to indicate a relationship with a Participant, means (i) any partner of that Participant and (ii) the spouse of that Participant and that Participant’s children, as well as that Participant’s relatives and that Participant’s spouse’s relatives, if they share that Participant’s residence;

“Award Agreement” means, individually or collectively, the Option Agreement, RSU Agreement, SAR Agreement, PSU Agreement, DSU Agreement and/or the Employment Agreement or Consulting Agreement pursuant to which an Award is granted, as the context requires;

“Awards” means Options, SARs, RSUs, PSUs and/or DSUs granted to a Participant pursuant to the terms of the Plan;

“Black-Out Period” means the period of time when, pursuant to any policies or determinations of the Company, securities of the Company may not be traded by Insiders or other specified persons;

“Board” means the board of directors of the Company as constituted from time to time;

“Broker” has the meaning ascribed thereto in Section 3.7(2) hereof;

“Business Day” means a day other than a Saturday, Sunday or statutory holiday, when banks are generally open for business in Toronto, Ontario or New York City, New York for the transaction of banking business;

“Cancellation” has the meaning ascribed thereto in Section 2.4(1) hereof;

“Cash Equivalent” means:

(a)

in the case of Share Units, the amount of money equal to the Market Value multiplied by the number of vested Share Units in the Participant’s Account, net of any applicable taxes in accordance with Section 9.4, on the Share Unit Settlement Date;

(b)

in the case of DSU Awards, the amount of money equal to the Market Value multiplied by the whole number of DSUs then recorded in the Participant’s Account which the Participant requests to redeem pursuant to the DSU Redemption Notice, net of any applicable taxes in accordance with Section 9.4, on the date the Company receives, or is deemed to receive, the DSU Redemption Notice;

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“Change of Control” means unless the Compensation Committee determines otherwise, the happening, in a single transaction or in a series of related transactions, of any of the following events:

(a)

the consummation of any transaction or series of transactions (other than a transaction described in clause (b) below) pursuant to which any person or group of persons acting jointly or in concert acquires the direct or indirect beneficial ownership of securities of the Company representing 50% or more of the aggregate voting power of all of the Company’s then issued and outstanding securities entitled to vote in the election of directors of the Company, other than an acquisition by a person that was an Affiliate of the Company at the time of such acquisition, and other than any such acquisition that occurs upon the exercise or settlement of options or other securities granted by the Company under any of the Company’s equity incentive plans.

(b)

there is consummated an arrangement, amalgamation, merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such arrangement, amalgamation, merger, consolidation or similar transaction, the shareholders of the Company immediately prior thereto do not beneficially own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving or resulting entity in such amalgamation, merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving or resulting entity in such arrangement, amalgamation merger, consolidation or similar transaction;

(c)

any transaction or series of transactions resulting in the consummation of (A) the sale, lease, exchange, license or other disposition of all or substantially all of the Company’s assets to a person other than a person that was an Affiliate of the Company at the time of such sale, lease, exchange, license or other disposition or (B) a sale, lease, exchange, license or other disposition to an entity, unless more than fifty percent (50%) of the combined voting power of the voting securities of such entity are beneficially owned by shareholders of the Company in substantially the same proportions as their beneficial ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, exchange, license or other disposition;

(d)

the passing of a resolution by the Board or shareholders of the Company to substantially liquidate the assets of the Company or wind up the Company’s business or significantly rearrange its affairs in one or more transactions or series of transactions or the commencement of proceedings for such a liquidation, winding-up or re-arrangement (except where such re-arrangement is part of a bona fide reorganization of the Company in circumstances where the business of the Company is continued and the shareholdings remain substantially the same following the re-arrangement);

(e)

individuals who, on the Effective Date, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of the Plan, be considered as a member of the Incumbent Board; or

(f)	any other matter determined by the Board to be a Change of Control.

“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time and the Treasury Regulations promulgated thereunder;

“Code of Ethics” means any code of ethics adopted by the Company, as modified from time to time;

“Company” means The Cannabist Company Holdings Inc. (formerly known as Columbia Care Inc.), a Company existing under the Business Corporations Act (British Columbia);

“Compensation Committee” means the Compensation Committee of the Board as constituted from time to time or an equivalent committee of the Board;

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“Consultant” means a Person (including an individual whose services are contracted for through another Person) with whom the Company or a Subsidiary has a written contract for services and who complies with the eligibility requirements set forth in Form S-8 under the U.S. Securities Act of 1933, as amended;

“Consulting Agreement” means, with respect to any Participant, any written consulting agreement between the Company or a Subsidiary and such Participant;

“Dividend Share Units” has the meaning ascribed thereto in Section 7.2 hereof;

“DSU” means a deferred share unit, which is a bookkeeping entry equivalent in value to a Share credited to a Participant’s Account in accordance with Article 5 hereof;

“DSU Agreement” means a written notice from the Company to a Participant evidencing the grant of DSUs and the terms and conditions thereof, in such form as the Compensation Committee may approve from time to time;

“DSU Redemption Notice” has the meaning ascribed thereto in Section 5.3(1) hereof;

“Eligible Participants” has the meaning ascribed thereto in Section 2.3(1) hereof;

“Employment Agreement” means, with respect to any Participant, any written employment agreement between the Company or a Subsidiary and such Participant;

“Exercise Notice” means a notice in writing signed by a Participant and stating the Participant’s intention to exercise or settle a particular Award, if applicable;

“Exercise Price” has the meaning ascribed thereto in Section 3.3 hereof;

“Expiry Date” has the meaning ascribed thereto in Section 3.4 hereof;

“Grant Date” has the meaning ascribed thereto in Section 3.4 hereof;

“Incentive Stock Option” means an Option that is designated by the Compensation Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan;

“Insider” has the meaning attributed to “Related Person” in the NEO Exchange Listing Manual in respect of the rules governing security-based compensation arrangements, as amended from time to time;

“ISO Entity” has the meaning ascribed thereto in Section 2.3(1);

“Market Value” means, at any date when the market value of Shares of the Company is to be determined, the closing price of the Shares on the trading day prior to such date on the principal stock exchange on which the Shares are listed, or if the Shares of the Company are not listed on any stock exchange, the value as is determined solely by the Compensation Committee, acting reasonably and in good faith based on the reasonable application of a reasonable valuation method not inconsistent with Section 409A of the Code or Canadian tax law;

“NEO Exchange” means the Aequitas NEO Exchange Inc.;

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary;

“Nonqualified Stock Option” means an Option that is not designated by the Compensation Committee as an Incentive Stock Option;

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“Option” means an option granted by the Company to a Participant entitling such Participant to acquire a designated number of Shares from treasury at the Exercise Price, but subject to the provisions hereof;

“Option Agreement” means a written notice from the Company to a Participant evidencing the grant of Options and the terms and conditions thereof, substantially in the form as the Compensation Committee may approve from time to time;

“Participants” means Eligible Participants that are granted Awards under the Plan;

“Participant’s Account” means an account maintained to reflect each Participant’s participation in RSUs, PSUs and/or DSUs under the Plan;

“Performance Criteria” means criteria established by the Compensation Committee which, without limitation, may include criteria based on the Participant’s personal performance, the financial performance of the Company and/or of its Subsidiaries, total shareholder return, the achievement of corporate goals and strategic initiatives, and that may be used to determine the vesting of the Awards, when applicable;

“Performance Period” means the period determined by the Compensation Committee pursuant to Section 6.3 hereof;

“Person” means an individual, corporation, company, cooperative, partnership, trust, unincorporated association, entity with juridical personality or governmental authority or body, and pronouns which refer to a Person shall have a similarly extended meaning;

“Plan” means this Amended and Restated Omnibus Long-Term Incentive Plan, as further amended and restated from time to time;

“Proportionate Voting Shares” means the proportionate voting shares in the capital of the Company;

“PSU” means a performance share unit awarded to a Participant to receive a payment in the form of Shares as provided in Article 6 hereof and subject to the terms and conditions of the Plan;

“PSU Agreement” means a written notice from the Company to a Participant evidencing the grant of PSUs and the terms and conditions thereof, in the form as the Compensation Committee may approve from time to time;

“RSU” means a restricted share unit awarded to a Participant to receive a payment in the form of Shares as provided in Article 6 hereof and subject to the terms and conditions of the Plan;

“RSU Agreement” means a written notice from the Company to a Participant evidencing the grant of RSUs and the terms and conditions thereof, in the form as the Compensation Committee may approve from time to time;

“SAR” means a stock appreciation right awarded to a Participant to be settled in cash as provided in Article 4 and subject to the terms and conditions of the Plan;

“SAR Agreement” means a written notice from the Company to a Participant evidencing the grant of SARs and the terms and conditions thereof, in the form as the Compensation Committee may approve from time to time;

“Share Compensation Arrangement” means a stock option, stock option plan, employee stock purchase plan, long-term incentive plan or any other compensation or incentive mechanism involving the issuance or potential issuance of Shares to one or more directors, officers, employees or Consultants of the Company or a Subsidiary. For greater certainty, a “Share Compensation Arrangement” does not include a security based compensation arrangement used as an inducement to person(s) or company(ies) not previously employed by and not previously an Insider of the Company;

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“Shares” or “Stock” means the common shares in the capital of the Company;

“Share Limit” has the meaning ascribed thereto in Section 2.4(1) hereof;

“Share Unit” means a RSU or PSU, as the context requires;

“Share Unit Settlement Notice” means a notice by a Participant to the Company electing the desired form of settlement of vested RSUs or PSUs;

“Share Unit Vesting Determination Date” has the meaning described thereto in Section 6.4 hereof;

“Subsidiary” means a corporation, limited liability company, partnership or other body corporate that is controlled, directly or indirectly, by the Company;

“Surrender” has the meaning ascribed thereto in Section 3.7(3);

“Surrender Notice” has the meaning ascribed thereto in Section 3.7(3);

“Tax Act” means the Income Tax Act (Canada) and its regulations thereunder, as amended from time to time;

“Termination Date” means, unless otherwise defined in the applicable Award Agreement, (i) with respect to a Participant who is an employee or officer of the Company or a Subsidiary, such Participant’s last day of active employment and does not include any period of statutory, reasonable or contractual notice or any period of deemed employment or salary continuance, and (ii) with respect to a Participant who is a Consultant, the date such Consultant ceases to provide services to the Company or a Subsidiary, and “Terminate” and “Terminated” have corresponding meanings.

“Trading Day” means any day on which the NEO Exchange is opened for trading;

“transfer” includes any sale, exchange, assignment, gift, bequest, disposition, mortgage, lien, charge, pledge, encumbrance, grant of security interest or any arrangement by which possession, legal title or beneficial ownership passes from one Person to another, or to the same Person in a different capacity, whether or not voluntary and whether or not for value, and any agreement to effect any of the foregoing and “transferred”, “transferring” and similar variations have corresponding meanings; and

“U.S. Participant” means any Participant who is a United States citizen or United States resident alien as defined for purposes of Section 7701(b)(1)(A) of the Code or for whom an Award is otherwise subject to taxation under the Code.

ARTICLE 2—PURPOSE AND ADMINISTRATION OF THE PLAN; GRANTING OF AWARDS

Section 2.1 Purpose of the Plan.

The purpose of the Plan is to advance the interests of the Company by: (i) providing Eligible Participants with additional incentives; (ii) encouraging share ownership by such Eligible Participants; (iii) increasing the proprietary interest of Eligible Participants in the success of the Company; (iv) promoting growth and profitability of the Company; (v) encouraging Eligible Participants to take into account long-term corporate performance; (vi) rewarding Eligible Participants for sustained contributions to the Company and/or significant performance achievements of the Company; and (vii) enhancing the Company’s ability to attract, retain and motivate Eligible Participants.

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Section 2.2 Implementation and Administration of the Plan.

(1)	The Board has delegated and appointed the Compensation Committee to implement, administer and interpret the Plan for and on behalf of the Board.

(2)

Subject to the terms and conditions set forth in the Plan and the rules of the NEO Exchange and applicable laws, the Compensation Committee, for and on behalf of the Board, shall have the sole and absolute discretion to: (i) designate Participants; (ii) determine the type, size, terms, and conditions of Awards to be granted; (iii) determine the method by which an Award may be settled, exercised, canceled, forfeited, or suspended; (iv) determine the circumstances under which the delivery of cash, property, or other amounts payable with respect to an Award may be deferred either automatically or at the Participant’s or the Compensation Committee’s election; (v) interpret and administer, reconcile any inconsistency in, correct any defect in, and supply any omission in the Plan and any Award granted under the Plan; (vi) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Compensation Committee shall deem appropriate for the proper administration of the Plan; (vii) accelerate the vesting, delivery, or exercisability of, or payment for or lapse of restrictions on, or waive any condition in respect of, Awards; and (viii) make any other determination and take any other action that the Compensation Committee deems necessary or desirable for the administration of the Plan, to preserve the tax treatment of the Awards, preserve the economic equivalent value of the Awards or to comply with any applicable law.

(3)

No member of the Board and no officer or employee acting for and on behalf of the Board will be liable for any action or determination taken or made in good faith in the administration, interpretation, construction or application of the Plan, any Award Agreement or other document or any Awards granted pursuant to the Plan.

(4)	The day-to-day administration of the Plan may be delegated to such officers and employees of the Company as the Compensation Committee determines.

(5)

Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions regarding the Plan or any Award or any documents evidencing any Award granted pursuant to the Plan shall be within the sole discretion of the Compensation Committee, may be made at any time, and shall be final, conclusive, and binding upon all persons or entities, including, without limitation, the Company, any Subsidiary, any Participant, any holder or beneficiary of any Award, and any shareholder of the Company.

Section 2.3 Eligible Participants.

(1)

The Persons who shall be eligible to receive Nonqualified Stock Options, SARs, RSUs, DSUs and PSUs shall be the directors, officers, employees or Consultants of or to the Company or a Subsidiary, providing ongoing services to the Company and/or its Subsidiaries (collectively, “Eligible Participants”). Incentive Stock Options shall be granted only to U.S. Participants who are employees of the Company or any of the Company’s present or future parent or subsidiaries, as defined in Section 424(e) or (f) of the Code, or other affiliates the employees of which are eligible to receive Incentive Stock Options under the Code (each an “ISO Entity”). DSUs shall not be granted to any U.S. Participant if such DSU would be subject to funding requirements under the Employee Retirement Income Security Act of 1974 (e.g., in the case of a DSU grant made to an employee who is not part of a select group of highly paid or management employees).

(2)	Participation in the Plan shall be entirely voluntary and may be declined.

(3)

Notwithstanding any express or implied term of the Plan to the contrary, the granting of an Award pursuant to the Plan shall in no way be construed as a guarantee of employment or appointment by the Company or a Subsidiary.

Section 2.4 Shares Subject to the Plan.

(1)

Subject to adjustment pursuant to provisions of Article 8 hereof, the total number of Shares reserved and available for grant and issuance pursuant to Awards under the Plan shall not exceed 60,000,000 Shares or

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such other number as may be approved in accordance with the NEO Exchange policies and the shareholders of the Company from time to time (the “Share Limit”).

(2)

For greater certainty, any issuance from treasury by the Company either: (i) under any other proposed or established Share Compensation Arrangement or (ii) that is or was issued in reliance upon an exemption under applicable stock exchange rules applicable to security based compensation arrangements used as an inducement to person(s) or company(ies) not previously employed by and not previously an Insider of the Company, shall not be included in determining the maximum Shares reserved and available for grant and issuance under Section 2.4(1).

(3)

Shares in respect of (a) an Award that is not exercised, vested or settled prior to the termination of such Award due to the expiration, termination, cancellation or lapse of such Award, and (b) an Award that is settled in cash in lieu of settlement in Shares, shall, in each case, be available for Awards to be granted thereafter pursuant to the provisions of the Plan; provided, however, that in the case of an Incentive Stock Option, the forgoing shall be subject to any limitations under the Code. All Shares issued from treasury pursuant to the exercise or the vesting of the Awards granted under the Plan shall be so issued as fully paid and non-assessable Shares.

Section 2.5 Participation Limits.

(1)

Subject to adjustment pursuant to provisions of Article 8 hereof, the aggregate number of Shares (i) issued to Insiders under the Plan or any other proposed or established Share Compensation Arrangement within any one-year period and (ii) issuable to Insiders at any time under the Plan or any other proposed or established Share Compensation Arrangement, shall in each case not exceed ten percent (10%) of the total issued and outstanding Shares (assuming the conversion of all issued and outstanding Proportionate Voting Shares to Shares) subject to the Plan from time to time. Any Awards granted pursuant to the Plan, prior to the Participant becoming an Insider, shall be excluded for the purposes of the limits set out in this Section 2.5(1).

(2)

Notwithstanding anything to the contrary in this Plan, the value of all Awards awarded under this Plan and all other cash compensation paid by the Company to any Non-Employee Director (excluding any incremental fees paid to such Non-Employee Director for service as Lead Independent Director or Non-Executive Chair (if applicable)) in any calendar year shall not exceed $600,000. For purposes of this limitation, the value of any Award shall be its grant date fair value, as determined by methodology consistent with that used in determining the Non-Employee Director compensation in the annual proxy statement.

ARTICLE 3—OPTIONS

Section 3.1 Nature of Options.

An Option is an option granted by the Company to a Participant entitling such Participant to acquire a designated number of Shares from treasury at the Exercise Price, subject to the provisions hereof. Eligible Participants may be eligible to receive Nonqualified Stock Options and/or Incentive Stock Options as outlined in this Article 3. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option.

Section 3.2 Option Awards.

(1)

The Compensation Committee shall, from time to time, in its sole discretion, (i) designate the Eligible Participants who may receive Options under the Plan, (ii) determine the number of Options, if any, to be granted to each Eligible Participant and the date or dates on which such Options shall be granted, (iii) determine the price per Share to be payable upon the exercise of each such Option (the “Exercise

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Price”), (iv) determine the relevant vesting provisions (including Performance Criteria, if applicable) and (v) determine the Expiry Date, the whole subject to the terms and conditions prescribed in the Plan, in any Award Agreement and any applicable rules of the NEO Exchange.

(2)	All Options granted herein shall vest in accordance with the terms of the Award Agreement entered into in respect of such Options.

Section 3.3 Exercise Price.

The Exercise Price for Shares that are the subject of any Option shall be fixed by the Compensation Committee when such Option is granted, but shall not be less than the Market Value of such Shares at the time of the grant. Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any, the Exercise Price per share shall be no less than one hundred ten percent (110%) of the Market Value per share on the Grant Date.

Section 3.4 Expiry Date; Blackout Period.

Subject to Section 8.2, each Option must be exercised no later than ten (10) years after the date the Option (the “Grant Date”) is granted or such shorter period as set out in the Participant’s Award Agreement, at which time such Option will expire (the “Expiry Date”). Notwithstanding any other provision of the Plan, subject to any limitations in the Addendum for U.S. Participants, each Option (other than an Incentive Stock Option) that would expire during or within ten (10) Business Days immediately following a Black-Out Period shall expire on the date that is ten (10) Business Days immediately following the expiration of the Black-Out Period. Subject to any limitations in the Addendum for U.S. Participants, where an Option will expire on a date that falls immediately after a Black-Out Period, and for greater certainty, not later than ten (10) Business Days after the Black-Out Period, then the date such Option (other than an Incentive Stock Option) will expire will be automatically extended by such number of days equal to ten (10) Business Days less the number of Business Days after the Black-Out Period that the Option expires. Notwithstanding the foregoing, in no event shall the Expiry Period exceed five (5) years from the Grant Date in the case of an Incentive Stock Option granted to an employee who on the Grant Date owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or an ISO Entity.

Section 3.5 Option Agreement.

Each Option must be confirmed by an Award Agreement. The Award Agreement shall contain such terms that the Company deems necessary and appropriate and to comply with applicable law.

Section 3.6 Exercise of Options.

(1)

Subject to the provisions of the Plan, a Participant shall be entitled to exercise an Option granted to such Participant, subject to vesting limitations which may be imposed by the Compensation Committee at the time such Option is granted and set out in the Award Agreement.

(2)

Prior to its expiration or earlier termination in accordance with the Plan, each Option shall be exercisable as to all or such part or parts of the optioned Shares and at such time or times and/or pursuant to the achievement of such Performance Criteria and/or other vesting conditions as the Compensation Committee may determine in its sole discretion.

(3)

No fractional Shares will be issued upon the exercise of Options granted under the Plan and, accordingly, if a Participant would become entitled to a fractional Share upon the exercise of an Option, or from an adjustment pursuant to Section 8.1, such Participant will only have the right to acquire the next lowest whole number of Shares and will (except in the case of a Participant who is a resident of Canada or

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employed in Canada (each for purposes of the Tax Act)) receive a cash payment equal to the in-the-money value, if any, of such fractional Shares. In respect of a Participant who is a resident of Canada or employed in Canada (each for purposes of the Tax Act), such fractional Shares shall be forfeited without further compensation once an Option has been exercised for the full whole number of Shares subject to such Option.

Section 3.7 Method of Exercise and Payment of Purchase Price.

(1)

Subject to the provisions of the Plan and the alternative exercise procedures set out herein, an Option granted under the Plan may be exercisable (from time to time as provided in Section 3.6 hereof) by the Participant (or by the liquidator, executor or administrator, as the case may be, of the estate of the Participant) by delivering an exercise notice substantially in the form to be attached as a schedule to the Award Agreement (an “Exercise Notice”) to the Company in the form and manner determined by the Compensation Committee from time to time, together with a bank draft, certified cheque or other form of payment acceptable to the Company in an amount equal to the aggregate Exercise Price of the Shares to be purchased pursuant to the exercise of the Options and any applicable tax withholdings.

(2)

Pursuant to the Exercise Notice and subject to the approval of the Compensation Committee, a Participant may choose to undertake a “cashless exercise” with the assistance of a broker (the “Broker”) in order to facilitate the exercise of such Participant’s Options. The “cashless exercise” procedure may include a sale of such number of Shares as is necessary to raise an amount equal to the aggregate Exercise Price for all Options being exercised by that Participant under an Exercise Notice and any applicable tax withholdings. Pursuant to the Exercise Notice, the Participant may authorize the broker to sell Shares on the open market by means of a short sale and forward the proceeds of such short sale to the Company to satisfy the Exercise Price and any applicable tax withholdings, promptly following which the Company shall issue the Shares underlying the number of Options as provided for in the Exercise Notice.

(3)

In addition, in lieu of exercising any vested Option in the manner described in this Section 3.7(1) or Section 3.7(2), and pursuant to the terms of this Section 3.7(3), a Participant may, by surrendering an Option (“Surrender”) with a properly endorsed notice of Surrender to the Corporate Secretary of the Company, substantially in the form to be attached as a schedule to the Award Agreement (a “Surrender Notice”), elect to receive that number of Shares calculated using the following formula, subject to acceptance of such Surrender Notice by the Compensation Committee and provided that arrangements satisfactory to the Company have been made to pay any applicable withholding taxes:

X = (Y * (A-B)) / A

Where:

X = the number of Shares to be issued to the Participant upon exercising such Options; provided that if the foregoing calculation results in a negative number, then no Shares shall be issued

Y = the number of Shares underlying the Options to be Surrendered

A = the Market Value of the Shares as at the date of the Surrender

B = the Exercise Price of such Options

(4)

No share certificates shall be issued and no person shall be registered in the share register of the Company as the holder of Shares until actual receipt by the Company of an Exercise Notice, payment for the Shares to be purchased and satisfaction of any tax withholding requirements.

(5)

Subject to Section 3.7(4), upon the exercise of an Option pursuant to Section 3.7(1), Section 3.7(2) or Section 3.7(3), the Company shall, as soon as practicable after such exercise but no later than ten (10) Business Days following such exercise, forthwith cause the transfer agent and registrar of the Shares to deliver to the Participant (or as the Participant may otherwise direct) such number of Shares as the Participant shall have then paid for and as are specified in such Exercise Notice.

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Section 3.8 Termination of Employment or Service.

(1)

Subject to the provisions of the Plan, a Participant’s Options shall be subject to the terms and conditions of the Participant’s Award Agreement, as the case may be, in respect of such Participant’s ceasing to be an Eligible Participant.

(2)

For the avoidance of doubt, subject to applicable laws, no period of notice, if any, or payment instead of notice that is given or that ought to have been given under applicable law, whether by statute, imposed by a court or otherwise, in respect of such termination of employment that follows or is in respect of a period after the Participant’s Termination Date will be considered as extending the Participant’s period of employment for the purposes of determining his or her entitlement under the Plan.

(3)

The Participant shall have no entitlement to damages or other compensation arising from or related to not receiving any awards that would have settled or vested or accrued to the Participant after the Termination Date.

Section 3.9 Incentive Stock Options

(1)

No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the shareholders of the Company in a manner intended to comply with the shareholder approval requirements of Section 422(b)(1) of the Code; provided, however, that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.

(2)	No Incentive Stock Option may be granted more than ten (10) years from the date the Plan is adopted, or the date the Plan is approved by the shareholders, whichever is earlier.

(3)

Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he or she makes a disqualifying disposition of any Shares acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Shares before the later of (i) two (2) years after the Grant Date of the Incentive Stock Option or (ii) one (1) year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Compensation Committee and in accordance with procedures established by the Compensation Committee, retain possession, as agent for the applicable Participant, of any Shares acquired pursuant to the exercise of an Incentive Stock Option until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Shares.

(4)

To the extent that a Participant has received Incentive Stock Options and that any of the more general language in this Article 3 conflicts with the language in this Section 3.9, the language of Section 3.9 shall be controlling.

Article 4—STOCK APPRECIATION RIGHTS

Section 4.1 Nature of SARs

A SAR is stock appreciate right granted to a Participant representing the right to receive, subject to restrictions and conditions as the Compensation Committee may determine at the time of grant, a cash payment or Shares in lieu of cash having an aggregate value equal to the product of (i) the excess of (A) the Market Value

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on the exercise date of one Share divided by (B) the base price per Share specified in the Award Agreement, multiplied by (ii) the number of Shares specified by the SAR, or the portion thereof, that is exercised. The base price per Share specified in the Award Agreement shall not be less than the Market Value on the date of grant.

Section 4.2 SAR Awards

Each SAR must be confirmed by an Award Agreement that sets forth the terms, conditions and limitations for each SAR and may include, without limitation, whether the SAR is settled in cash or Shares, the vesting, expiry and base price per Share of the SAR and the provisions applicable in the event employment or service terminates, and shall contain such terms that may be considered necessary in order that the SAR will comply with any provisions respecting SARs in the income tax or other laws in force in any country or jurisdiction of which the Participant may from time to time be a resident or citizen or the rules of any regulatory body having jurisdiction over the Company. If, upon the exercise of a SAR, a Participant is to receive a portion of such payment in Shares, the number of Shares shall be determined by dividing such portion by the Market Value on the exercise date. No fractional Shares will be issued upon the exercise of a SAR granted under the Plan and, accordingly, if a Participant would become entitled to a fractional Share upon the exercise of a SAR, or from an adjustment pursuant to Section 8.1, such Participant will only have the right to acquire the next lowest whole number of Shares and will receive a cash payment in lieu of such fractional Shares.

Section 4.3 Exercise of SARs

SARs shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Compensation Committee as set out in the Participant’s Award Agreement; provided, however, that SARs granted under the Plan may not have a term in excess of ten years’ duration unless required otherwise by applicable law.

ARTICLE 5—DEFERRED SHARE UNITS

Section 5.1 Nature of DSUs.

A DSU is a unit granted to a Participant representing the right to receive a Share or the Cash Equivalent, subject to restrictions and conditions as the Compensation Committee may determine at the time of grant. Conditions may be based on continuing service of the Participant and/or achievement of pre-established vesting and objectives.

Section 5.2 DSU Awards.

(1)

Subject to the provisions herein set forth and any shareholder or regulatory approval which may be required, the Compensation Committee shall, from time to time, in its sole discretion, (i) designate the Eligible Participants who may receive DSUs under the Plan, (ii) fix the number of DSUs, if any, to be granted to each Eligible Participant and the date or dates on which such DSUs shall be granted, and (iii) determine the relevant conditions and vesting provisions (including, any applicable Performance Periods and Performance Criteria), the whole subject to the terms and conditions prescribed in the Plan and in any Award Agreement, as applicable.

(2)

Each DSU must be confirmed by an Award Agreement that sets forth the terms, conditions and limitations for each DSU and may include, without limitation, the vesting and terms of the DSUs and the provisions applicable in the event employment or service terminates, and shall contain such terms that may be considered necessary in order that the DSU will comply with any provisions respecting DSUs in the income tax or other laws in force in any country or jurisdiction of which the Participant may from time to time be a resident or citizen or the rules of any regulatory body having jurisdiction over the Company.

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(3)

Any DSUs that are awarded to a Participant who is a resident of Canada or employed in Canada (each for purposes of the Tax Act) shall be structured so as to be considered to be a plan described in section 7 of the Tax Act or to meet requirements of paragraph 6801(d) of the Income Tax Regulations adopted under the Tax Act (or any successor to such provisions).

(4)

Subject to vesting and other conditions and provisions set forth herein and in the Award Agreement, the Compensation Committee shall determine whether each DSU awarded to a Participant shall entitle the Participant: (i) to receive one Share issued from treasury; (ii) to receive the Cash Equivalent of one Share; or (iii) to elect to receive either one Share from treasury, the Cash Equivalent of one Share or a combination of cash and Shares.

Section 5.3 Redemption of DSUs.

(1)

Subject to Section 5.3(2), each Participant that has been awarded DSUs shall be entitled to redeem his or her DSUs during the period commencing on the Business Day immediately following the Termination Date and ending on the date that is not later than December 15 of the year following the Termination Date, or a shorter such redemption period set out in the relevant Award Agreement, by providing a written notice of settlement to the Company setting out the number of DSUs to be settled and the particulars regarding the registration of the Shares issuable upon settlement, if applicable (the “DSU Redemption Notice”). In the event of the death of a Participant, the Notice of Redemption shall be filed by the administrator or liquidator of the estate of the Participant.

(2)

If a DSU Redemption Notice is not received by the Company on or before the 90th day following the Termination Date, the Participant shall be deemed to have delivered a DSU Redemption Notice on the 90th day following the Termination Date and the Compensation Committee shall determine the number of DSUs to be settled by way of Shares, the Cash Equivalent or a combination of Shares and the Cash Equivalent and delivered to the Participant, administrator or liquidator of the estate of the Participant, as applicable.

(3)	Subject to Section 9.4 and the Award Agreement, settlement of DSUs shall take place promptly following the Company’s receipt or deemed receipt of the DSU Redemption Notice through:

(a)	in the case of settlement DSUs for their Cash Equivalent, delivery of bank draft, certified cheque or other acceptable form of payment to the Participant representing the Cash Equivalent;

(b)	in the case of settlement of DSUs for Shares, delivery of a Share to the Participant; or

(c)	in the case of settlement of DSUs for a combination of Shares and the Cash Equivalent, a combination of (a) and (b) above.

ARTICLE 6—SHARE UNITS

Section 6.1 Nature of Share Units.

A Share Unit is an award that is either a PSU or RSU entitling the recipient to acquire Shares, at such purchase price (which may be zero) as determined by the Compensation Committee, subject to such restrictions and conditions as the Compensation Committee may determine at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives.

Section 6.2 Share Unit Awards.

(1)

Subject to the provisions herein set forth and any shareholder or regulatory approval which may be required, the Compensation Committee shall, from time to time, in its sole discretion, (i) designate the Eligible Participants who may receive RSUs and/or PSUs under the Plan, (ii) fix the number of RSUs and/or PSUs,

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if any, to be granted to each Eligible Participant and the date or dates on which such RSUs and/or PSUs shall be granted, and (iii) determine the relevant conditions and vesting provisions (including, in the case of PSUs, the applicable Performance Period and Performance Criteria, if any) and Restriction Period of such RSUs and/or PSUs, the whole subject to the terms and conditions prescribed in the Plan and in any Award Agreement.

(2)

Each RSU must be confirmed by an Award Agreement that sets forth the terms, conditions and limitations for each RSU and may include, without limitation, the vesting and terms of the RSUs and the provisions applicable in the event employment or service terminates, and shall contain such terms that may be considered necessary in order that the RSUs will comply with any provisions respecting RSUs in the income tax or other laws in force in any country or jurisdiction of which the Participant may from time to time be a resident or citizen or the rules of any regulatory body having jurisdiction over the Company.

(3)

Each PSU must be confirmed by an Award Agreement that sets forth the terms, conditions and limitations for each PSU and may include, without limitation, the applicable Performance Period and Performance Criteria, vesting and terms of the PSUs and the provisions applicable in the event employment or service terminates, and shall contain such terms that may be considered necessary in order that the PSUs will comply with any provisions respecting PSUs in the income tax or other laws in force in any country or jurisdiction of which the Participant may from time to time be a resident or citizen or the rules of any regulatory body having jurisdiction over the Company.

(4)

Any RSUs or PSUs that are awarded to an Eligible Participant who is a resident of Canada or employed in Canada (each for purposes of the Tax Act) shall be structured so as to be considered to be a plan described in section 7 of the Tax Act or in such other manner to ensure that such award is not a “salary deferral arrangement” as defined in the Tax Act (or any successor to such provisions).

(5)

Subject to the vesting and other conditions and provisions set forth herein and in the Award Agreement, the Compensation Committee shall determine whether each RSU and/or PSU awarded to a Participant shall entitle the Participant: (i) to receive one Share issued from treasury; (ii) to receive the Cash Equivalent of one Share; or (iii) to elect to receive either one Share from treasury, the Cash Equivalent of one Share or a combination of cash and Shares.

Section 6.3 Performance Criteria and Performance Period Applicable to PSU Awards.

(1)

For each award of PSUs, the Compensation Committee shall establish the period in which any Performance Criteria and other vesting conditions must be met in order for a Participant to be entitled to receive Shares in exchange for all or a portion of the PSUs held by such Participant (the “Performance Period”).

(2)

For each award of PSUs, the Compensation Committee shall establish any Performance Criteria and other vesting conditions in order for a Participant to be entitled to receive Shares in exchange for his or her PSUs.

Section 6.4 Share Unit Vesting Determination Date.

The vesting determination date means the date on which the Compensation Committee determines if the Performance Criteria and/or other vesting conditions with respect to a RSU and/or PSU have been met (the “Share Unit Vesting Determination Date”), and as a result, establishes the number of RSUs and/or PSUs that become vested, if any.

ARTICLE 7—GENERAL CONDITIONS

Section 7.1 General Conditions applicable to Awards.

Each Award, as applicable, shall be subject to the following conditions:

(1)

Employment or Service—The granting of an Award to a Participant shall not impose upon the Company or a Subsidiary any obligation to retain the Participant in its employ or consultancy in any capacity. For greater

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certainty, the granting of Awards to a Participant shall not impose any obligation on the Company to grant any awards in the future nor shall it entitle the Participant to receive future grants.

(2)

Rights as a Shareholder—Neither the Participant nor such Participant’s personal representatives or legatees shall have any rights whatsoever as shareholder in respect of any Shares covered by such Participant’s Awards until the date of issuance of a share certificate to such Participant (or to the liquidator, executor or administrator, as the case may be, of the estate of the Participant) or the entry of such person’s name on the share register for the Shares. Without in any way limiting the generality of the foregoing, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such share certificate is issued or entry of such person’s name on the share register for the Shares.

(3)

Other Forfeitures—Notwithstanding any other provision of this Plan or any Award Agreement, all unvested Awards held by a Participant shall be forfeited and shall be of no further value whatsoever if such Participant fails to comply with the terms of any confidentiality, non-competition, non-disclosure, non-disparagement or non-solicitation restriction relating to the Company or its Affiliates, as the case may be, contained in any agreement entered into between such Participant and the Company and/or any Affiliate (including, without limitation, any Award Agreement), whether or not such restriction is deemed enforceable or unenforceable.

(4)

Conformity to Plan – In the event that an Award is granted or an Award Agreement is executed which does not conform in all particulars with the provisions of the Plan, or purports to grant Awards on terms different from those set out in the Plan, the Award or the grant of such Award shall not be in any way void or invalidated, but the Award so granted will be adjusted to become, in all respects, in conformity with the Plan.

(5)	Non-Transferability – Except as set forth herein, Awards are not transferable. Awards may be exercised only by:

(a)	the Participant to whom the Awards were granted;

(b)	with the Compensation Committee’s prior written approval and subject to such conditions as the Compensation Committee may stipulate, such Participant’s family or retirement savings trust;

(c)	upon the Participant’s death, by the legal representative of the Participant’s estate; or

(d)	upon the Participant’s incapacity, the legal representative having authority to deal with the property of the Participant;

provided that any such legal representative shall first deliver evidence satisfactory to the Company of entitlement to exercise any Award. A person exercising an Award may subscribe for Shares only in the person’s own name or in the person’s capacity as a legal representative. Under no circumstances may Incentive Stock Option awards be transferred by a Participant.

Section 7.2 Dividend Share Units.

When dividends (other than stock dividends) are paid on Shares, Participants may, subject to the terms and conditions set out in a Participant’s Award Agreement, receive additional SARs, DSUs, RSUs and/or PSUs, as applicable (“Dividend Share Units”) as of the dividend payment date. The number of Dividend Share Units to be granted to the Participant, if any shall be determined by multiplying the aggregate number of SARs, DSUs, RSUs and/or PSUs, as applicable, held by the Participant on the relevant record date by the amount of the dividend paid by the Company on each Share, and dividing the result by the Market Value on the dividend payment date, which Dividend Share Units shall be in the form of SARs, DSUs, RSUs and/or PSUs, as applicable. Dividend Share Units granted to a Participant in accordance with this Section 7.2 shall be subject to the same vesting conditions applicable to the related SARs, DSUs, RSUs and/or PSUs in accordance with the respective Award Agreement. If and to the extent that the Dividend Share Units are settled in Shares, such Dividend Share Units shall be counted towards the Share Limit.

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Section 7.3 Unfunded Plan.

Unless otherwise determined by the Compensation Committee, the Plan shall be unfunded. To the extent any Participant or his or her estate holds any rights by virtue of a grant of Awards under the Plan, such rights (unless otherwise determined by the Compensation Committee) shall be no greater than the rights of an unsecured creditor of the Company.

ARTICLE 8—ADJUSTMENTS AND AMENDMENTS

Section 8.1 Adjustment to Shares Subject to Outstanding Awards.

(1)

In the event of any stock dividend, stock split, combination or exchange of Shares, merger, consolidation, spin-off or other distribution (other than normal cash dividends) of the Company’s assets to shareholders, or any other change in the Shares, the Compensation Committee will make such proportionate adjustments, if any, as the Compensation Committee in its discretion, subject to regulatory approval, may deem appropriate to reflect such change (for the purpose of preserving the value of the Awards), with respect to (i) the number or kind of Shares or other securities reserved for issuance pursuant to the Plan; and (ii) the number or kind of Shares or other securities subject to unexercised Awards previously granted and the exercise price of those Awards provided, however, that no substitution or adjustment will obligate the Company to issue or sell fractional Shares. The existence of any Awards does not affect in any way the right or power of the Company or an Affiliate or any of their respective shareholders to make, authorize or determine any adjustment, recapitalization, reorganization or any other change in the capital structure or the business of, or any amalgamation, merger or consolidation involving, to create or issue any bonds, debentures, shares or other securities of, or to determine the rights and conditions attaching thereto, to effect the dissolution or liquidation of or any sale or transfer of all or any part of the assets or the business of, or to effect any other corporate act or proceeding relating to, whether of a similar character or otherwise, the Company or such Affiliate, whether or not any such action would have an adverse effect on the Plan or any Award granted hereunder. Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code shall be counted against the aggregate number of shares of Shares available for Awards of Incentive Stock Options under the Plan. Any adjustment in Incentive Stock Options under this Article 7 (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code.

Section 8.2 Amendment or Discontinuance of the Plan.

(1)

The Compensation Committee may, in its sole discretion, suspend or terminate the Plan at any time or from time to time and/or amend or revise the terms of the Plan or of any Award granted under the Plan and any agreement relating thereto, provided that such suspension, termination, amendment, or revision shall:

(a)	not adversely alter or impair any Award previously granted except as permitted by the terms of the Plan or upon the consent of the applicable Participant(s); and

(b)

be in compliance with applicable law, applicable NEO Exchange policies (or any other stock exchange upon which the Company has applied to list its Shares) and with the prior approval, if required, of the shareholders of the Company.

(2)

If the Plan is terminated, the provisions of the Plan and any administrative guidelines and other rules and regulations adopted by the Compensation Committee and in force on the date of termination will continue in effect as long as any Award or any rights awarded or granted under the Plan remain outstanding and, notwithstanding the termination of the Plan, the Compensation Committee will have the ability to make such amendments to the Plan or the Awards as they would have been entitled to make if the Plan were still in effect.

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(3)

The Compensation Committee may from time to time, in its discretion and without the approval of shareholders, make changes to the Plan or any Award that do not require the approval of shareholders under Section 8.2(1) which may include but are not limited to:

(a)	a change to the vesting provisions of any Award granted under the Plan;

(b)	a change to the provisions governing the effect of termination of a Participant’s employment, contract or office;

(c)	a change to accelerate the date on which any Award may be exercised under the Plan;

(d)

an amendment of the Plan or an Award as necessary to comply with applicable law or the requirements of any exchange upon which the securities of the Company are then listed or any other regulatory body having authority over the Company, the Plan, the Participants or the shareholders of the Company;

(e)

any amendment of a “housekeeping” nature, including without limitation those made to clarify the meaning of an existing provision of the Plan or any agreement, correct or supplement any provision of the Plan that is inconsistent with any other provision of the Plan or any agreement, correct any grammatical or typographical errors or amend the definitions in the Plan regarding administration of the Plan; or

(f)	any amendment regarding the administration of the Plan.

(4)	Notwithstanding the foregoing or any other provision of the Plan, shareholder approval is required for the following amendments to the Plan:

(a)	Any amendment which would permit Awards granted under the Plan to be transferable or assignable other than for normal estate settlement purposes;

(b)	any increase in the maximum number of Shares that may be issuable from treasury pursuant to awards granted under the Plan, other than an adjustment pursuant to Section 8.1;

(c)	any reduction in the exercise price of an Award benefitting an Insider, except in the case of an adjustment pursuant to Section 8.1;

(d)	any extension of the Expiry Date of an Award benefitting an Insider, except in case of an extension due to a black-out period;

(e)	any extension of the Expiry Date of an Award where the exercise price is lower than the market price, except in case of an extension due to a black-out period;

(f)	any amendment to remove or to exceed the Insider participation limit set out in Section 2.5(1); and

(g)	any amendment to Section 8.2(3) or Section 8.2(4) of the Plan, as amended by the Addendum for U.S. Participants.

Section 8.3 Change of Control.

(1)

Despite any other provision of the Plan and subject to any Award Agreement, in the event of a Change of Control, all unvested Awards then outstanding will, as applicable, be substituted by or replaced with awards of the surviving corporation (or any Affiliate thereof) or the potential successor (or any Affiliate thereto) (the “continuing entity”) on the same terms and conditions as the original Awards, subject to appropriate adjustments that do not materially diminish the value of the original Awards.

(2)

No fractional Shares or other security will be issued upon the exercise of any Award and accordingly, if as a result of a Change of Control, a Participant would become entitled to a fractional Share or other security, such participant will have the right to acquire only the next lowest whole number of Shares or other security and no payment or other adjustment will be made with respect to the fractional interest so disregarded.

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(3)

In the event of a potential Change of Control, the vesting terms of Awards shall be subject to the Participant’s Award Agreement. Notwithstanding the foregoing, despite anything else to the contrary in the Plan, in the event of a potential Change of Control the Compensation Committee will have the power, in its sole discretion, to modify the terms of the Plan and/or the Awards to assist the Participants in tendering to a take-over bid or other transaction leading to a Change of Control. For greater certainty, in the event of a take-over bid or other transaction leading to a Change of Control, the Compensation Committee has the power, in its sole discretion, to accelerate the vesting of Awards and to permit Participants to conditionally exercise their Awards, such conditional exercise to be conditional upon the take-up by such offeror of the Shares or other securities tendered to such take-over bid in accordance with the terms of the take-over bid (or the effectiveness of such other transaction leading to a Change of Control). If, however, the potential Change of Control referred to in this Section 8.3(3) is not completed within the time specified (as the same may be extended), then despite this Section 8.3(3) or the definition of “Change of Control”, (i) any conditional exercise of vested Awards will be deemed to be null, void and of no effect, and such conditionally exercised Awards will for all purposes be deemed not to have been exercised, and (ii) Awards which vested pursuant to this Section 8.3(3) will be returned by the Participant to the Company and reinstated as authorized but unissued Shares and the original terms applicable to such Awards will be reinstated.

(4)

If the Compensation Committee has, pursuant to the provisions of Section 8.3(3) permitted the conditional exercise of Awards in connection with a potential Change of Control, then the Compensation Committee will have the power, in its sole discretion, to terminate, immediately following actual completion of such Change of Control and on such terms as it sees fit, any Awards not exercised (including all vested and unvested Awards).

ARTICLE 9—MISCELLANEOUS

Section 9.1 Currency.

Unless otherwise specifically provided, all references to dollars in the Plan are references to U.S. dollars.

Section 9.2 Compliance and Award Restrictions.

(1)

The Company’s obligation to issue and deliver Shares under any Award is subject to: (i) the completion of such registration or other qualification of such Shares or obtaining approval of such regulatory authority as the Company shall determine to be necessary or advisable in connection with the authorization, issuance or sale thereof; (ii) the admission of such Shares to listing on any stock exchange on which such Shares may then be listed; and (iii) the receipt from the Participant of such representations, agreements and undertakings as to future dealings in such Shares as the Company determines to be necessary or advisable in order to safeguard against the violation of the securities laws of any jurisdiction. The Company shall take all commercially reasonable steps to obtain such approvals, registrations and qualifications as may be necessary for the issuance of such Shares in compliance with applicable securities laws and for the listing of such Shares on any stock exchange on which such Shares are then listed.

(2)

The Participant agrees to fully cooperate with the Company in doing all such things, including executing and delivering all such agreements, undertakings or other documents or furnishing all such information as is reasonably necessary to facilitate compliance by the Company with such laws, rule and requirements, including all tax withholding and remittance obligations.

(3)	No Awards will be granted where such grant is restricted pursuant to the terms of any trading policies or other restrictions imposed by the Company.

(4)

The Company is not obliged by any provision of the Plan or the grant of any Award under the Plan to issue or sell Shares if, in the opinion of the Compensation Committee, such action would constitute a violation by the Company or a Participant of any laws, rules and regulations or any condition of such approvals.

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(5)

If Shares cannot be issued to a Participant upon the exercise or settlement of an Award due to legal or regulatory restrictions, the obligation of the Company to issue such Shares will terminate and, if applicable, any funds paid to the Company in connection with the exercise of any Options will be returned to the applicable Participant as soon as practicable.

(6)	At the time a Participant ceased to hold Awards which are or may become exercisable, the Participant ceases to be a Participant.

(7)

Nothing contained herein will prevent the Compensation Committee from adopting other or additional Share Compensation Arrangements for the benefit of any Participant or any other Person, subject to any required regulatory, shareholder or other approval.

Section 9.3 Use of an Administrative Agent and Trustee.

The Compensation Committee may in its sole discretion appoint from time to time one or more entities to act as administrative agent to administer the Awards granted under the Plan and to act as trustee to hold and administer the assets that may be held in respect of Awards granted under the Plan, the whole in accordance with the terms and conditions determined by the Compensation Committee in its sole discretion. The Company and the administrative agent will maintain records showing the number of Awards granted to each Participant under the Plan.

Section 9.4 Tax Withholding.

(1)

Notwithstanding any other provision of the Plan, all distributions, delivery of Shares or payments to a Participant (or to the liquidator, executor or administrator, as the case may be, of the estate of the Participant) under the Plan shall be made net of applicable source deductions. If the event giving rise to the withholding obligation involves an issuance or delivery of Shares, then with the Compensation Committee’s approval, the withholding obligation may be satisfied by (a) having the Participant elect to have the appropriate number of such Shares sold by the Company, the Company’s transfer agent and registrar or any trustee appointed by the Company, on behalf of and as agent for the Participant as soon as permissible and practicable, with the proceeds of such sale being delivered to the Company, which will in turn remit such amounts to the appropriate governmental authorities, or (b) any other mechanism as may be required or appropriate to conform with local tax and other rules. Notwithstanding any other provision of the Plan, the Company shall not be required to issue any Shares or make payments under this Plan until arrangements satisfactory to the Company have been made for payment of all applicable withholdings obligations.

(2)

The sale of Shares by the Company, or by a Broker, under Section 9.4(1) or under any other provision of the Plan will be made on the NEO Exchange or any other recognized exchange on which the Company’s Shares are traded. The Participant consents to such sale and grants to the Company an irrevocable power of attorney to effect the sale of such Shares on his behalf and acknowledges and agrees that (i) the number of Shares sold will be, at a minimum, sufficient to fund the withholding obligations net of all selling costs, which costs are the responsibility of the Participant and which the Participant hereby authorizes to be deducted from the proceeds of such sale; (ii) in effecting the sale of any such Shares, the Company or the Broker will exercise its sole judgment as to the timing and the manner of sale and will not be obligated to seek or obtain a minimum price; and (iii) neither the Company nor the Broker will be liable for any loss arising out of such sale of the Shares including any loss relating to the pricing, manner or timing of the sales or any delay in transferring any Shares to a Participant or otherwise.

(3)

The Participant further acknowledges that the sale price of the Shares will fluctuate with the market price of the Shares and no assurance can be given that any particular price will be received upon any sale. The Company makes no representation or warranty as to the future market value of the Shares or with respect to any income tax matters affecting the participant resulting from the grant or exercise of an Awards and/or transactions in the Shares. Neither the Company, nor any of its directors, officers, employees, shareholders or agents will be liable for anything done or omitted to be done by such person or any other person with

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respect to the price, time, quantity or other conditions and circumstances of the issuance of Shares under the Plan, with respect to any fluctuations in the market price of Shares or in any other manner related to the Plan.

(4)

Notwithstanding the first paragraph of this Section 9.4, the applicable tax withholdings may be waived where the Participant directs in writing that a payment be made directly to the Participant’s registered retirement savings plan in circumstances to which regulation 100(3) of the regulations of the Tax Act apply.

Section 9.5 Reorganization of the Company.

The existence of any Awards shall not affect in any way the right or power of the Company or its shareholders to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, or any amalgamation, combination, merger or consolidation involving the Company or to create or issue any bonds, debentures, shares or other securities of the Company or the rights and conditions attaching thereto or to affect the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar nature or otherwise.

Section 9.6 Governing Laws.

The Plan and all matters to which reference is made herein shall be governed by and interpreted in accordance with the laws of the state of New York and the federal laws of the United States of America applicable therein.

Section 9.7 Successors and Assigns.

The Plan shall be binding on all successors and assigns of the Company and a Participant, including without limitation, the personal legal representatives of a Participant, or any receiver or trustee in bankruptcy or representative of the Company’s or Participant’s creditors.

Section 9.8 Severability.

The invalidity or unenforceability of any provision of the Plan shall not affect the validity or enforceability of any other provision and any invalid or unenforceable provision shall be severed from the Plan.

Section 9.9 No liability.

No member of the Board, Compensation Committee or officer of the Company shall be liable for any action or determination taken or made in good faith in the administration, interpretation, construction or application of the Plan or any Award granted hereunder.

Section 9.10 Effective Date of the Plan.

The Plan was approved by the Compensation Committee for and on behalf of the Board on April 26, 2019, as amended and restated on June 1, 2021 and as further amended and restated on ______________, 2023.

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ADDENDUM FOR U.S. PARTICIPANTS

THE CANNABIST COMPANY HOLDINGS INC.

OMNIBUS LONG-TERM INCENTIVE PLAN

The provisions of this Addendum apply to Awards held by a U.S. Participant. All capitalized terms used in this Addendum but not defined in Section 1 below have the meanings attributed to them in the Plan. The Section references set forth below match the Section references in the Plan. This Addendum shall have no other effect on any other terms and provisions of the Plan except as set forth below.

1.	Definitions

“Separation from Service” means, with respect to a U.S. Participant, any event that may qualify as a separation from service under Treasury Regulation Section 1.409A-1(h). A U.S. Participant shall be deemed to have separated from service if he or she dies, retires, or otherwise has a termination of employment as defined under Treasury Regulation Section 1.409A-1(h).

“Specified Employee” has the meaning set forth in Treasury Regulation Section 1.409A-1(i).

“Termination Date” has the meaning in Section 1.1 of the Plan, provided that if the Termination Date triggers payment of any Award which is “deferred compensation” under Code Section 409A, the Termination Date shall be the date of the Separation from Service.

2.	Section 3.4 is deleted in its entirety and replaced with the following:

“Subject to Section 8.2, each Option must be exercised no later than ten (10) years after the date the Option is granted or such shorter period as set out in the Participant’s Option Agreement, at which time such Option will expire (the “Expiry Date”). Notwithstanding any other provision of the Plan and provided that any such extension be structured in a manner that is expected to comply with Code Section 409A (to the extent applicable), each Option that would expire during or within ten (10) Business Days immediately following a Black-Out Period shall expire on the date that is ten (10) Business Days immediately following the expiration of the Black-Out Period; provided, that in all circumstances, each Incentive Stock Option must be exercised no later than ten (10) years after the date the Option is granted.“

3.	Section 5.2 is amended by adding the following new (5):

With respect to any DSUs awarded to a U.S. Participant the Compensation Committee shall endeavor to structure the DSU so as to comply with, or be exempt from, Code Section 409A. In the case of a U.S. Participant, no DSU Redemption Notice shall be required; rather, all DSUs shall be automatically redeemed by the Company as soon as administratively practicable (but not later than the 60th day) following the Termination Date, subject to any required delay under Section 8 hereof.

4.	Section 6.2 is amended by adding the following new (5):

With respect to any RSUs or PSUs awarded to a U.S. Participant the Compensation Committee shall endeavor to structure the RSU and/or PSU so as to comply with, or be exempt from, Code Section 409A.

5.	Section 6.4 is deleted in its entirety and replaced with the following:

The vesting determination date means the date on which the Compensation Committee determines if the Performance Criteria and/or other vesting conditions with respect to a RSU and/or PSU have been met (the “Share Unit Vesting Determination Date”), and as a result, establishes the number of RSUs and/or PSUs that become vested, if any.

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Notwithstanding the foregoing, if the U.S. Participant vests in his or her Share Units pursuant to the Plan in connection with his or her Separation from Service, within 30 days following such U.S. Participant’s Separation from Service and subject to Section 9.4, the Company shall (i) issue from treasury the number of Shares that is equal to the number of vested Share Units held by the U.S. Participant as at the U.S. Participant’s Separation from Service (rounded down to the nearest whole number), as fully paid and non-assessable Shares, (ii) deliver to the U.S. Participant an amount in cash (net of the applicable tax withholdings) equal to the number of vested Share Units held by the U.S. Participant as at the U.S. Participant’s Separation from Service multiplied by the Market Value as at such date, or (iii) a combination of (i) and (ii). Upon settlement of such Share Units, the corresponding number of Share Units shall be cancelled and the U.S. Participant shall have no further rights, title or interest with respect thereto.”

6.	Section 8.2(4) is amended by deleting clauses (b) and (c) thereof in their entirety and replacing them with the following

b. any reduction in the exercise price of an Award benefitting a U. S. Participant, except in the case of an adjustment pursuant to Section 8.1;

c. any extension of the Expiry Date of an Award benefitting a U.S. Participant, except in case of an extension due to a Black-Out Period; provided that any such extension be structured in a manner that is expected to comply with Code Section 409A (to the extent applicable);

7.	No Impermissible Acceleration, Delay or Extension

With respect to any Award held by a U.S. Participant that is subject to Code Section 409A, the acceleration or delay of the time or schedule of any payment except as provided under the Plan (including this addendum) is prohibited, except as provided in or permitted by regulations and administrative guidance promulgated under Code Section 409A. No extension of the exercisability of an Option or SAR shall be permitted if such extension would cause the Option or SAR to become deferred compensation subject to Code Section 409A.

8.	Code Section 409A

Each grant of Share Units to a U.S. Participant is intended to be exempt from Code Section 409A. However, to the extent any Award is subject to Section 409A, then

(a)	all payments to be made upon a U.S. Participant’s Termination Date shall only be made upon a Separation from Service.

(b)

if on the date of the U.S. Participant’s Separation from Service the Company’s shares (or shares of any other Company that is required to be aggregated with the Company in accordance with the requirements of Code Section 409A) is publicly traded on an established securities market or otherwise and the U.S. Participant is a Specified Employee, then the benefits payable to the Participant under the Plan that are payable due to the U.S. Participant’s Separation from Service shall be postponed until the earlier of the originally scheduled date and six months following the U.S. Participant’s Separation from Service. The postponed amount shall be paid to the U.S. Participant in a lump sum within 30 days after the earlier of the originally scheduled date and the date that is six months following the U.S. Participant’s Separation from Service. If the U.S. Participant dies during such six month period and prior to the payment of the postponed amounts hereunder, the amounts delayed on account of Code Section 409A shall be paid to the U.S. Participant’s estate within 60 days following the U.S. Participant’s death.

If any provision of the Plan contravenes Code Section 409A or could cause the U.S. Participant to incur any tax, interest or penalties under Code Section 409A, the Compensation Committee may, in its sole discretion and without the U.S. Participant’s consent, modify such provision to: (i) comply with, or avoid being subject to, Code

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Section 409A, or to avoid incurring taxes, interest and penalties under Code Section 409A; and/or (ii) maintain, to the maximum extent practicable, the original intent and economic benefit to the U.S. Participant of the applicable provision without materially increasing the cost to the Company or contravening Code Section 409A. However, the Company shall have no obligation to modify the Plan or any Share Unit and does not guarantee that Share Units will not be subject to taxes, interest and penalties under Code Section 409A.

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The Cannabist Company Holdings Inc. Form of Proxy – Annual General and Special Meeting to be held on 350 United – 409 Kingdom Granville Building Street November 8, 2023 Vancouver BC V6C 1T2 Appointment of Proxyholder Print the name of the person you are appointing if this person is I/We being the undersigned holder(s) of The Cannabist Company Holdings Inc. hereby someone other than the Management Nominees listed herein: appoint Nicholas Vita, Chief Executive Officer or failing this person, Michael Abbott, OR Chairman of the Board (the “Management Nominees”) as my/our proxyholder with full power of substitution and to attend, act, and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General and Special Meeting of The Cannabist Company Holdings Inc. (the “Meeting”) to be held virtually via live audio webcast online at https://web.lumiagm.com/#/236281834 on November 8, 2023, at 10:00 a.m. (Toronto time) or at any adjournment thereof. 1. Election of Directors. For Withhold For Withhold For Withhold a. Nicholas Vita b. Michael Abbott c. Frank Savage d. James A.C. Kennedy e. Jonathan P. May f. Jeff Clarke g. Alison Worthington h. Julie Hill i. Rosemary Mazanet 2. Appointment of Auditors. For Against Abstain An ordinary resolution appointing Davidson & Company LLP as auditor of The Cannabist Company Holdings Inc. to hold office until the next annual meeting of Shareholders or until a successor is appointed, and to authorize the directors to fix the auditors’ remuneration. 3. Omnibus Plan. For Against Abstain An ordinary resolution approving certain amendments to the amended and restated Omnibus Long-Term Incentive Plan of The Cannabist Company Holdings Inc. (the “Omnibus Plan Resolution”). The full text of the Omnibus Plan Resolution is set out in Schedule “B” of the Management Information Circular related to the Meeting. Date Authorized Signature(s) – This section must be completed for your instructions Signature(s): to be executed. I/we authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. This proxy will be voted as MM / DD / YY directed. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management. In the absence of specific directions, the proxy will be voted FOR the Election of Directors, FOR proposal 2 and FOR proposal 3. Interim Financial Statements – Check the box to the right if you would like to Annual Financial Statements – Check the box to the right if you would like to RECEIVE RECEIVE our Quarterly Reports on Form 10-Q by mail. See reverse for our Annual Report on Form 10-K by mail. See reverse for instructions to sign up for delivery instructions to sign up for delivery by email. by email.

INSTEAD OF MAILING THIS PROXY, YOU MAY SUBMIT YOUR PROXY USING SECURE ONLINE VOTING AVAILABLE PRIOR TO 11:00 AM, TORONTO TIME, ON NOVEMBER 6, 2023: This form of proxy is solicited by and on behalf of Management. Proxies must be received by 11:00 AM, Toronto Time, on November 6, 2023. Notes to Proxy 1. Each holder has the right to appoint a person, who need not be a holder, to attend and represent them at the Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided on the reverse. 2. If the securities are registered in the name of more than one holder (for example, joint ownership, trustees, executors, etc.) then all of the registered owners must sign this proxy in the space provided on the reverse. If you are voting on behalf of a corporation or another individual, you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated. 3. This proxy should be signed in the exact manner as the name appears on the proxy. 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder. 5. The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the meeting. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. To Vote Your Proxy Online please visit: https://login.odysseytrust.com/pxlogin and click VOTE. You will require the CONTROL NUMBER printed with your address to the right. You can attend the Meeting virtually by visiting https://web.lumiagm.com and entering the Meeting ID 236-281-834. For further information on the Meeting and how to attend it, please view the Management Information Circular of The Cannabist Company Holdings Inc. accompanying this form of proxy. The password to join the Meeting is columbia2023. If you vote by Internet, do not mail this proxy. To request the receipt of future documents via email and/or to sign up for Securityholder Online services, you may contact Odyssey Trust Company at https://odysseytrust.com/ca-en/help/. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. A return envelope has been enclosed for voting by mail.